                       WORLAND AREA PURCHASE AND SALE AGREEMENT

     This Worland Area Purchase and Sale Agreement ("Agreement") is made and entered into on this 25th day of June, 1998 by and between Continental Resources, lnc., ("Seller") and Harold G. Hamm, Trustee of the Harold G. Hamm Revocable Intervivos Trust dated April 23, 1984 ("Buyer").

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated March 28, 1998, a copy of which is attached hereto as Exhibit "A", and subsequent Assignment and Bill of Sale documents, which are described on the Exhibit "B" attached hereto, Seller did acquire certain oil and gas wells, leases and other rights from several parties. Such documents are collectively referred to herein as the "BEPCO documents". The conveyance of interest effected by such documents is herein referred to as the "BEPCO Acquisition".

     AND WHEREAS, the Buyer desires to purchase, and Seller desires to sell, an undivided fifty percent (50%) of all right, title and interest of whatsoever nature which Seller acquired in the BEPCO Acquisition.

     NOW THEREFORE, in consideration of the mutual benefit to accrue to the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree as follows:

     1. PURCHASE PRICE AND PROPERTY BEING SOLD AND PURCHASED: In and for a total purchase price of $42,550,000.00, Seller shall sell, assign, transfer and convey unto Buyer an undivided fifty (50%) of all Seller's right, title and interest in and to the following:

     A. All oil & gas leases, overriding royalty interests, mineral and royalty interests, easements and rights-of-way, contractual rights and interests, together with all rights and interests appurtenant thereto or used or obtained in connection therewith which were acquired by Seller in connection with the BEPCO Acquisition and by virtue of the BEPCO Documents, and;

     B. All oil and gas wells and interests therein, together with all materials, supplies, machinery, equipment, improvements and other personal property and fixtures located thereon, associated therewith or appurtenant thereto that were acquired by Seller in connection with the BEPCO Acquisition and by virtue of the BEPCO Documents. Such wells are described on Exhibit "C" hereto

     2. EFFECTIVE DATE: The Effective Time of the conveyance contemplated by this Agreement shall be 7:00 a.m., Mountain Standard Time on June 1, 1998. It is the intent of the parties that the interest is conveyed from Seller to Buyer effective as of the same time which Seller received the interests pursuant to the BEPCO Documents, same as if Buyer had been a party thereto.

     3. COVENANTS AND REPRESENTATIONS OF SELLER AND BUYER: To the extent applicable, Seller and Buyer do hereby adopt and make the same covenants and representations to one another as were made by the Seller and Buyer in the Purchase and Sale Agreement attached hereto as Exhibit "A".

     4. DESIGNATION OF OPERATOR: Buyer agrees that Seller shall remain and be Operator of all jointly owned existing or hereafter drilled, created or acquired units, wells and leases. Buyer agrees to execute any required Operating Agreements, Unit Agreements or other documents that are now or hereafter may become necessary to effectuate and/or support Seller being designated as Operator of such jointly owned units, wells or leases.

     5. AREA OF MUTUAL INTEREST: An Area of Mutual Interest ("AMI") is hereby created which covers the lands outlined on the plat attached hereto as Exhibit "D". During the term of the AMI, which is ten (10) years from the date hereof, should either party acquire an interest of whatsoever nature in the AMI, it shall immediately offer the other party it's proportionate part of such acquired interest. The non-acquiring party shall have thirty (30) days from receipt of notice within which to advise the acquiring party whether it wants to acquire it's proportionate part of such interest for the actual acquisition cost thereof. The parties proportionate interests in the AMI is 50% each.

     6. CLOSING: On or before July 1, 1998 Buyer shall deliver to Seller the full purchase price. Immediately upon receipt thereof, Seller shall deliver to Buyer a fully executed Assignment and Bill of Sale which conveys interests to the properties, rights and interests being purchased. Such Assignment and Bill of Sale shall be in the form attached hereto as Exhibit "E".

     IN WITNESS WHEREOF, this Agreement is made and entered into on this 25th day of June, 1998.

                              CONTINENTAL RESOURCES, INC.

                              By: /s/ TOM LUTTRELL
                                      Tom Luttrell
                                      Vice President - Land

                              HAROLD G. HAMM REVOCABLE INTERVIVOS
                              TRUST DATED APRIL 23, 1984

                              By: /s/ HAROLD HAMM
                              Harold G. Hamm, Trustee

                           CONTINENTAL RESOURCES, INC.

July 13, 1998

Harold G. Hamm, Trustee of the Harold G. Hamm
Revocable Intervivos Trust
P.O. Box 1032
Enid, OK  73702

RE: Worland Area Purchase and Sale Agreement dated June 25, 1998

Dear Harold,

Reference is hereby made to that certain Worland Area Purchase and Sale Agreement dated June 25, 1998 between Continental Resources, Inc., as Seller and The Harold G. Hamm Revocable Intervivos Trust, as Buyer.

This letter is to set forth in writing the agreement of both parties to change the Closing date provided for the referenced Agreement by amending
Article 6, thereof to read as follows: "On or before July 17, 1998 Buyer shall deliver to Seller the full purchase price. Immediately upon receipt
 ...".  All other provisions shall remain as originally written.

If the foregoing is acceptable with you, please indicate your agreement by signing in the space provided below and returning one (1) executed copy of this letter to the undersigned. Thank you.

Sincerely,


/s/ TOM LUTTRELL
Tom Luttrell
Vice President - Land

Agreed to and accepted this 13th day of July, 1998

The Harold G. Hamm Revocable Intervivos Trust dated April 23, 1984

By: /s/ HAROLD HAMM
        Harold G. Hamm, Trustee


                                 302 N. Independence
                          P.O. Box 1032 Enid, Oklahoma 73702
                                    (580) 233-8955

                                   EXHIBIT A




                          PURCHASE AND SALE AGREEMENT


                                 BY AND BETWEEN


                     BASS ENTERPRISES PRODUCTION CO., ET AL


                                   AS SELLERS


                                      AND


                          CONTINENTAL RESOURCES, INC.


                                    AS BUYER


                              DATED MARCH 28, 1998

                               TABLE OF CONTENTS                         PAGE

 1. Property to be Sold and Purchased  . . . . . . . . . . . . . . . . .   1

 2. Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

 3. Deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

 4. Allocation of Base Purchase Price  . . . . . . . . . . . . . . . . .   2

 5. Seller's Representations . . . . . . . . . . . . . . . . . . . . . .   2

 6. Buyer's Representations  . . . . . . . . . . . . . . . . . . . . . .   3

 7. Covenants of Seller and Buyer Pending Closing  . . . . . . . . . . .   4

 8. Due Diligence Reviews  . . . . . . . . . . . . . . . . . . . . . . .   6

 9. Adverse Environmental Conditions . . . . . . . . . . . . . . . . . .   8

10. Disposal of Materials, Substances, and Wastes; Compliance
        with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

11. Certain Price Adjustments to the Base Purchase Price . . . . . . . .   11

12. Conditions Precedent to Buyer's Obligations  . . . . . . . . . . . .   12

13. Conditions Precedent to Seller's Obligations . . . . . . . . . . . .   13

14. The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

15. After Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

16. Certain Accounting Adjustments to the Purchase Price . . . . . . . .   16

17. Assumption and Indemnification . . . . . . . . . . . . . . . . . . .   18

18. Environmental Assessment and Indemnification by Buyer  . . . . . . .   19


19. Disclaimer of Warranties . . . . . . . . . . . . . . . . . . . . . .   19

20. Buyer's Covenant Not to Sue Seller Group . . . . . . . . . . . . . .   20

21. Commissions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

22. Casualty Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

23. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

24. Survival of Provisions . . . . . . . . . . . . . . . . . . . . . . .   20

25. Miscellaneous Matters  . . . . . . . . . . . . . . . . . . . . . . .   21

Exhibit A - Oil and Gas Leases

Exhibit B - Wells

Exhibit C - Assignment and Bill of Sale

Exhibit D - Suits, Actions, or other Legal Proceedings Pending

Exhibit E - Allocation of Values

                          PURCHASE AND SALE AGREEMENT

     This Agreement, dated March 28, 1998, is made by and between the signatory parties shown below under "Sellers" whose address is 201 Main Street, Fort Worth, Texas 76102 (hereinafter collectively called "Seller") and Continental Resources, Inc., whose address is P. O. Box 1032, Enid, Oklahoma 73702 (hereinafter called Buyer");

                              W I T N E S S E T H:

     WHEREAS, Buyer desires to purchase the Properties, as defined below, from Seller, and Seller desires to sell the same Properties to Buyer, subject to the terms and conditions of this Agreement.

     WHEREAS, It is the parties' intent that Buyer assume all responsibility and liability as provided herein for all matters relating to the Properties to be assigned.

     NOW, THEREFORE, In consideration of the mutual promises made herein and the benefits to be derived hereunder, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

     1. PROPERTY TO BE SOLD AND PURCHASED. Seller agrees to sell, and Buyer agrees to purchase, for the consideration herein set forth, and subject to the terms and provisions herein contained, the following described Properties, rights, and interests:

          (a) All rights, titles, and interests of Seller in and to: 1) the oil, gas, and mineral leases described in Exhibit A hereto; and 2) the wells described in Exhibit B hereto;

          (b) All rights, titles, and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas, and mineral unitization, pooling, and communitization agreements, declarations, and orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations, and declarations) relating to the properties described in subsection 1.(a) to the extent such rights, titles, and interests are attributable to the properties described in subsection 1.(a);

          (c) All rights, titles, and interests of Seller in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts that relate to any of the properties described in subsections l.a. and l.b., to the extent such rights, titles, and interests are assignable and attributable to the properties described in subsections 1.(a) and 1.(b);

          (d) All rights, titles, and interests of Seller in and to all rights-of-way, easements, surface leases, permits, and licenses appurtenant to the properties described in subsections 1.(a) and 1.(b); and

          (e) All rights, titles, and interests of Seller in and to all materials, supplies, machinery, equipment, improvements, and other personal property and fixtures (including, but not limited to, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in subsections 1.(a) and 1.(b) and used in connection with the exploration, development, operation, or maintenance thereof.

The properties and interests specified in subsections l.(a), l.(b), l.(c), l.(d) and l.(e) are herein sometimes collectively called the "Properties". The defined term "Properties" shall include seismic data, geological or geophysical data, including interpretations, environmental studies, or other similar data, or any interpretations thereof or other data or records related thereto. Seller shall provide Buyer with such data Seller has in its files, excluding any interpretations, engineering reports and evaluations, Seller financial information and all data which Seller considers proprietary or confidential or that Seller cannot provide to Buyer without breaching, or risking a breach of, an agreement with a third party.

     2. PURCHASE PRICE. The unadjusted purchase price for the Properties shall be Eighty Six Million Five Hundred Thousand Dollars ($86,500,000.00), payable in United States dollars, (herein called the "Base Purchase Price"). The Base Purchase Price may be adjusted, as provided in Sections 7.(c), 11. and 16. hereof. The Base Purchase Price, as so adjusted and as otherwise adjusted by mutual agreement of the parties herein, shall be called the "Purchase Price."

     3. DEPOSIT. Upon entering into this Agreement, as evidence of good faith, Buyer shall pay to Seller Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000.00) hereinafter called the "Deposit". If Buyer and Seller consummate the transaction contemplated hereby in accordance with the terms hereof, the Deposit shall be applied to the Base Purchase Price. If Buyer and Seller do not consummate the transaction contemplated hereby because of a material default by Seller, in the absence of a default by Buyer, Seller shall return the Deposit to Buyer and shall, in addition, pay to Buyer the sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00) as liquidated damages and not as a penalty. Except as provided in Section 12., if Buyer fails or refuses to consummate the transaction contemplated hereby, Seller shall retain the Deposit as liquidated damages and not as a penalty. Buyer stipulates that Seller's damages in the event of Buyer's wrongful failure to close would be uncertain and that the amount of liquidated damages provided herein is reasonable. Forfeiture of the Deposit as liquidated damages as provided herein shall be Seller's sole remedy at law or in equity for Buyer's failure to close as provided in this Agreement. In no event shall the Deposit accrue interest.

     4. ALLOCATION OF BASE PURCHASE PRICE. Buyer has allocated the Base Purchase Price to the Properties by various categories. These categories and the allocations thereto are shown on Exhibit E and have been made in good faith by Buyer and may be relied upon by Seller for all purposes of this Agreement.

     5. SELLER'S REPRESENTATIONS. Each of the individuals and entities comprising Seller represent to Buyer that:

          (a) Each (other than natural persons) is a legal entity duly organized and legally existing under the laws of the State of Texas. Each corporation and limited partnership is qualified to do business in Wyoming and is in good standing, or will be at Closing.

          (b) Each has full power to enter into this Agreement and perform its obligations hereunder and has taken all necessary action to enter into this Agreement and perform its obligations hereunder.

          (c) Execution and delivery of this Agreement, the consummation of the transaction contemplated hereby, and compliance with the terms hereof, will not result in any default under any agreement or instrument to which Seller, or any individual party thereof, is a party or by which the Properties are bound that would be material to this transaction. Execution and delivery of this Agreement will not violate any contractual provision, order, writ, injunction, decree, statute, rule, or regulation applicable to Seller, or any individual party thereof, or to the Properties that would be material to this transaction, except the following:

          (i) Any waivers of preferential rights to purchase that must be obtained from third parties;

          (ii) Compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"); and,

          (iii) Any approvals that must be obtained from governmental entities who are lessors under leases included in the Properties (or who administer such leases for such lessors) and that are customarily obtained post-closing.

          (d) This Agreement and the Assignment and Bill of Sale provided for in Section 14.(a)(i) hereof and any other documentation provided for herein to be executed by Seller, will, when executed and delivered, constitute the legal, valid, and binding obligations of Seller, enforceable according to their terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general, equitable principles.

          (e) Except as disclosed on Exhibit D, there are no pending suits, actions, or other proceedings in which Seller is a party that materially affect the Properties (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties) or affect the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby.

     6.   BUYER'S REPRESENTATIONS.  Buyer represents to Seller that:

          (a) Buyer is a corporation duly organized and legally existing under the laws of its state of organization. Buyer is qualified to do business in Wyoming and is in good standing, or will be at Closing.

          (b) Buyer has full power and ability to enter into and perform its obligations under this Agreement (including, but not limited to the payment of the Purchase Price at Closing) and has taken all necessary action to enter into this Agreement and perform its obligations hereunder.

          (c) Buyer's execution and delivery of this Agreement, the consummation of the transaction contemplated hereby, and Buyer's compliance with the terms hereof, will not result in any default under any agreement or instrument to which Buyer is a party or by which the Properties are bound that would be material to this transaction. Buyer's execution and delivery of this Agreement will not violate any contractual provision, order, writ, injunction, decree, statute, rule, or regulation applicable to Buyer or to the Properties that would be material to this transaction, except the following:

                 (i) Any waivers of preferential rights to purchase that must be obtained from third parties;

                 (ii)  Compliance with the "HSR Act;" and,

                 (iii) Any approvals that must be obtained from governmental entities who are lessors under leases included in the Properties (or who administer such leases for such lessors) and that are customarily obtained post-closing.

          (d) This Agreement and the Assignment and Bill of Sale provided for in Section 14.(a)(i) hereof and any other documentation provided for herein to be executed by Buyer, will, when executed and delivered, constitute, the legal, valid, and binding obligations of Buyer, enforceable according to their terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general, equitable principles.

          (e) There are no pending suits, actions, or other proceedings in which Buyer is a party that materially affect the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby.

          (f) Buyer is a knowledgeable purchaser, owner, and operator of oil and gas properties, has the ability to evaluate, and has evaluated, the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act of 1933, as amended (and the rules and regulations pertaining thereto), or a distribution thereof in violation of any other applicable securities laws, rules, or regulations.

          (g) Buyer wishes to replace Seller as operator ln every well described on Exhibit B which Seller presently operates. Accordingly, Buyer is, or will become, qualified to operate such Properties under the applicable laws, rules, and regulations of the jurisdiction in which such Properties are located.

     7. COVENANTS OF SELLER AND BUYER PENDING CLOSING. Between the date of this Agreement and the Closing Date:

          (a)    Seller shall permit Buyer access as follows:

                 (i) Seller shall give Buyer and its attorneys and other representatives, who have a legitimate need to know, access at all reasonable times during normal business hours to the Properties and, at Seller's office, to Seller's records (including, without limitation, title files, division order files, well files, production records, equipment inventories, and production severance, and ad valorem tax records) pertaining to the ownership and operation of the Properties, to conduct due diligence reviews as contemplated by Section 8. below. Buyer may make copies of such records at its expense but shall, if Seller so requests, return all copies so made if the Closing does not occur. Seller shall not be obligated to provide Buyer with access to any records or data that Seller considers to be proprietary or confidential or that Seller cannot provide to Buyer without breaching, or risking a breach of, confidentiality agreements with other parties. Until Closing, all records and data provided shall be subject to the previously executed Confidentiality Agreement between Buyer and Seller. SELLER MAKES NO WARRANTY, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, AS TO THE ACCURACY OR COMPLETENESS OF THE FILES AND OTHER INFORMATION THAT IT MAY PROVIDE TO BUYER OR THAT MAY BE PROVIDED BY OTHERS.

                 (ii) Seller shall make a good faith effort to give Buyer, or Buyer's authorized representatives, who have a legitimate need to know, at reasonable times and upon adequate notice to Seller, physical access to the Properties for the purpose of inspecting same. Buyer recognizes that some of the Properties are operated by third parties and that Seller's ability to obtain access to such Properties, and the manner and extent of such access, is subject to the consent of such third parties. Buyer agrees to comply fully with the rules, regulations, and any instructions issued by Seller or third party (where a Property is operated by such third party) regarding the actions of Buyer while upon, entering, or leaving the Properties.

                 (iii) If Buyer exercises rights of access under this Section or otherwise, or conducts examinations or inspections under this Section or otherwise, then (a) Buyer will be accompanied by Seller's representative at all times; (b) such access, examination, and inspection shall be at Buyer's sole risk, cost, and expense, and Buyer waives and releases all claims against Seller (its affiliates and their respective directors, officers, employees,attorneys, contractors, and agents) arising in any way therefrom or in any way connected therewith or arising in connection with the conduct of its directors, officers, employees, attorneys, contractors, and agents in connection therewith; and (c) BUYER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS

                 SELLER (AND ITS PARENT, SUBSIDIARY COMPANIES, AND OTHER AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS,
                 EMPLOYEES, ATTORNEYS, CONTRACTORS, AND AGENTS) (HEREINAFTER COLLECTIVELY REFERRED TO AS "SELLER GROUP") FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES), OR LIENS OR ENCUMBRANCES FOR LABOR OR MATERIALS, ARISING OUT OF OR IN ANY WAY CONNECTED
                 WITH SUCH ACCESS, EXAMINATION, AND INSPECTION. THE FOREGOING RELEASE AND INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS, OR EXPENSES ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, OR OTHERWISE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SELLER OR ANY OTHER INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY.

          (b) Seller shall continue to conduct its business in its ordinary course, and in accordance with all applicable ordinances, statutes, rules, and regulations of all local, state, and federal governments. Seller shall not enter into or assume any contract or commitment which is not in the ordinary course of business as heretofore conducted in association with the Properties and shall carry on its business and operate the Properties as a reasonably prudent operator. Subject to existing contractual obligations, Seller shall not conduct, or commit to participate in, on behalf of Buyer, any operation on the Properties, or lands pooled or unitized therewith and shall not enter into a contract for the sale of crude oil from the Properties continuing in effect past the Effective Date without Buyer's prior written consent. However, Seller may take such steps and incur such expenses as it deems necessary in its sole opinion to deal with an emergency to safeguard any part of the Property without first consulting with Buyer. As soon as possible after the emergency, Seller shall advise Buyer of such emergency action. Except as set forth in this Agreement, Seller shall not sell, assign, transfer, mortgage, farmout, or otherwise dispose of, abandon, or encumber any material portion of the Properties.

          (c) Seller shall use reasonable efforts, consistent with industry practices in transactions of this type, to identify, with respect to each material portion of the Properties, (i) all preferential rights to purchase that would apply to the transaction contemplated hereby and (ii) the parties holding such rights. In attempting to identify the same, Seller shall not be obligated to go beyond its own records. Seller shall request from the parties so identified, and in accordance with the documents creating such rights, waivers of the preferential rights to purchase. Seller shall have no obligation hereunder other than to attempt to identify such preferential rights and to request such waivers. Seller shall not be obligated to assure that such waivers are obtained. Seller may tender to any party refusing to waive such a preferential right the interest covered by such right at a value as mutually agreed to by Buyer and Seller which shall be made in good faith, but in no event shall the value of a well exceed the value assigned to it by Ryder-Scott Company, an independent petroleum reservoir engineering company, in its recent Reserve Report dated January 14, 1998, prepared on behalf of Seller (hereinafter referred to as the "Ryder-Scott Report") using the present value (future net income before income taxes discounted at ten percent (10%)) of the total proved reserves. If Buyer and Seller are unable to agree on a value, the value for a well shall be determined as provided in Section 11.(a)(ii) using the V/T = PVW/PVC equation for Properties falling in Categories A and B as shown on Exhibit E. This value shall be used in determining the value of any interest in a well covered by a preferential right to purchase. The value shall be determined using the formula as provided in Section 11.(a)(iii) for Properties falling in Category C where F=Seller's net acres subject to a preferential right to purchase. To the extent that such an interest is actually sold to a party exercising such a preferential right, it shall be excluded from the transaction contemplated hereby, and the Base Purchase Price shall be reduced by the amount such party paid to Seller for such interest unless the parties hereto agree otherwise.

          (d) If applicable, as soon as practicable after the execution hereof, Buyer shall prepare and submit any necessary filings in connection with the transaction contemplated by this Agreement under the HSR Act. Buyer shall pay all filing fees in connection with such filing, shall request expedited treatment of such filing by the Federal Trade Commission ("FTC"), shall promptly make any appropriate or necessary subsequent or supplemental filings, and shall furnish to Seller copies of all filings made under the HSR Act at the same time they are filed with the FTC. Seller shall cooperate with Buyer as to all filings required by the HSR Act.

          (e) After both parties have executed this Agreement, Seller shall deliver to Buyer a copy of its "pay list" for each well listed on Exhibit B (which pay list shall include the name, address, social security number, and applicable share of proceeds of production, to the extent such information is contained in Seller's records, for each party to whom Seller is disbursing proceeds of production with respect to such property); and, a list of all parties for whom it is holding in suspense proceeds of production. Seller does not represent or warrant to Buyer the accuracy of the "pay lists" so delivered.

          (f) At such time that all Asserted Defects (as hereinafter defined) have been fully resolved to the satisfaction of both Parties or if no Defects have been asserted by Buyer as of the Defect Notice Date (as hereinafter defined)upon Seller's receipt of Buyer's written confirmation and assurance that all Defects, if any, have been resolved and Buyer is prepared to close the transaction subject only to Seller's performance of its closing obligations as set forth in
          Section 14(a), Seller shall give Buyer and its accountants access to any and all accounting information in Seller's possession reasonably requested by Buyer for the preparation by Buyer, at its sole expense and risk, of pro-forma financial statements reflecting the financial performance of the Properties for the most recent three (3) calendar year(s). Buyer agrees that none of the information compiled for the purpose of this limited audit shall be used for the purpose of due diligence by Buyer or otherwise to assert any claim against Seller. Seller shall have no responsibility whatever for the financial statements so prepared by Buyer.

     8.   DUE DILIGENCE REVIEWS.

          (a) The term "Defect" as used in this Section shall mean any of the following:

                 (i) As of the Effective Date, Seller's ownership of a well listed on Exhibit B hereto either, (A) entitles Seller to receive a share of the oil, gas, and other hydrocarbons produced from, or allocated to, such well that is less than the share set forth on Exhibit B for such well in the columns headed "Net Revenue Interest (NRI)" and "Overriding Royalty Interest (ORI)", excepting any decreases caused by an increase in the landowner's royalty payable to the Federal and State Governments or pursuant to contractual obligations, including, without limitation, sliding scale overriding royalties, which are tied to amount of production, or as mandated by Federal and State statutes or as promulgated in the respective Federal and State Rules and Regulations; or, (B) causes Seller to bear a share of the cost of operating such well greater than the share set forth on Exhibit B for such well in the column headed

                 "Working Interest (WI)" (without a proportionate increase in the share of production to which Seller is entitled from such well);

                 (ii) Seller's ownership of a Property is subject to a lien other than (A) a lien that will be released at or before Closing, (B) a lien for taxes not yet delinquent, or (C) a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred that are not yet due;

                 (iii) Seller's ownership of a Property is subject to a preferential right to purchase, unless a waiver of such right has been obtained with respect to the transaction contemplated hereby or an appropriate tender of the applicable interest has been made to the party holding such right and the period of time required for such party to exercise such right has expired without such party exercising such right;

                 (iv) Seller's ownership of a Property is subject to an imperfection in title that, if asserted, would cause a Defect, as defined in clause (i) above, to exist, and such imperfection in title normally would not be waived by reasonable and prudent persons engaged in the oil and gas business with knowledge of all the facts and their legal bearing and would materially impair or prevent Buyer from receiving payment from the purchasers of production, and would prevent the economic benefit Buyer could reasonably expect by acquiring the Properties;

                 (v) Seller's ownership of a non-producing Property is subject to an imperfection in title that, if asserted, would cause Seller's ownership as shown on Exhibit A to be less; and such imperfection in title normally would not be waived by reasonable and prudent persons engaged in the oil and gas business with knowledge of all the facts and their legal bearing and would materially prevent the economic benefit Buyer could reasonably expect by acquiring such Property.

          (b) Buyer may conduct, to the extent it deems appropriate and at its sole risk and cost, such examinations and investigations as it may choose with respect to the Properties in order to determine whether "Defects" exist. Unless waived, Buyer shall notify Seller in writing of such Defects as soon as they are identified, but no later than ten
          (10) days prior to the date upon which Closing is scheduled to occur pursuant to Section 14. [and not as extended pursuant to 14.(i) or 14.(ii)] (hereinafter "Defect Notice Date"). Those Defects identified in such notice to Seller are herein called "Asserted Defects". Such notification shall include a description of the Asserted Defect, the lease(s) described on Exhibit A affected by such Asserted Defect, the well(s) listed on Exhibit B to which the Asserted Defect relates, and all supporting documentation reasonably necessary fully to describe in detail the basis for the Asserted Defect; and, for each property, lease and applicable well, the size of any variance from "Net Revenue Interest (NRI)", "Overriding Royalty Interest (ORI)", or "Working Interest (WI)" set forth in Exhibit B that does or could result from such Asserted Defect. Buyer hereby waives all Defects that it fails to identify to Seller as Asserted Defects on or before the Defect Notice Date. If Buyer timely notifies Seller of Asserted Defects, Seller (i) shall have the right (but not the obligation) to attempt to cure such Asserted Defects prior to Closing, and (ii) shall also have the right (which may be exercised at any time before the Closing Date) to postpone the Closing by designating a new Closing Date not later than thirty (30) days after the Closing Date then existing, if Seller desires additional time to attempt to cure (including determining if it will attempt to cure) one or more Asserted Defects. In lieu of curing or attempting to cure an Asserted Defect, Seller may elect, at any time prior to Closing with respect to any Asserted Defect, to indemnify and hold Buyer harmless from and against any actual damages or loss (but specifically excluding consequential damages, special damages, or similar damages) Buyer may suffer as a result of a third party claim based on such Asserted Defect; provided, unless Buyer consents, Seller may not so elect to indemnify Buyer in lieu of curing such Asserted Defect(s) if the amount attributable to such Asserted Defect(s) exceeds One Million Dollars($1,000,000.00). If Seller elects to indemnify Buyer as to an Asserted Defect, such Asserted Defect will be treated under this Agreement as cured and, as to such indemnified Asserted Defect, SELLER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS BUYER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, OR LIABILITY WHATSOEVER, INCLUDING ATTORNEYS' FEES, ARISING OUT OF THE ASSERTED DEFECT SELLER HAS ELECTED TO INDEMNIFY (EXCEPT ANY CAUSED SOLELY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BUYER).

          (c) Buyer shall have the right to make an environmental assessment of the Properties during the period beginning on the date of execution of this Agreement and ending on the Defect Notice Date. Subject to the provisions regarding Buyer's rights to access under Section 7 hereof, Buyer and its agents shall have the right to enter upon the Properties and all buildings and improvements thereon, inspect the same, conduct soil and water tests and borings, and generally conduct such tests, examinations, investigations, and studies as Buyer may deem necessary or appropriate for the preparation of appropriate engineering and other reports in relation to the Properties and their physical and environmental condition. If Buyer proposes to undertake an environmental assessment, Buyer's proposed plan, the consultants to be used, and testing protocol must be approved by Seller before the work may begin. Buyer agrees promptly to provide to Seller a copy of the environmental assessment, including any reports, data, and conclusions. Buyer shall keep all data and information acquired by such examinations and the results of all analyses of such data and information strictly confidential and shall not disclose same to any person or agency without the prior written approval of Seller. BUYER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS THE SELLER GROUP FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, OR LIABILITY WHATSOEVER, INCLUDING ATTORNEYS' FEES, ARISING OUT OF ANY ENVIRONMENTAL ASSESSMENT INCLUDING, BUT NOT LIMITED TO, INJURY TO OR DEATH OF PERSONS OR DAMAGE TO PROPERTY OCCURRING IN, ON, OR ABOUT THE PROPERTIES AS A RESULT OF SUCH ACTIVITIES (EXCEPT ANY SUCH INJURIES OR DAMAGES CAUSED SOLELY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE SELLER GROUP).

          (d) After the Defect Notice Date, Buyer shall be deemed to have inspected the Properties or waived its right to inspect the Properties for all purposes and satisfied itself as to their physical and environmental condition, both surface and subsurface.

     9.   ADVERSE ENVIRONMENTAL CONDITIONS.

          Seller represents to Buyer that to the best of its knowledge there are no environmental conditions, as hereinafter defined, existing as of the date hereof which Seller has not disclosed to Buyer. Seller will advise Buyer of any Condition that Seller becomes aware of from the date hereof to the Closing Date.

          (a) Buyer shall have until the Defect Notice Date to notify Seller of any material adverse environmental condition of the Properties which Buyer deems unacceptable and provide evidence of the condition to Seller. An environmental condition is a material adverse environmental condition ("Condition") only if the following criteria are met:

                 (i) The environmental condition would have been required to be remediated on the Effective Date under the Environmental Laws; and,

                 (ii) The total cost to remediate all environmental conditions identified by Buyer affecting the Properties to the state required by the Environmental Laws is reasonably estimated to be at least $100,000.00.

          (b) "Environmental Law" shall mean any federal, state, or local law, rule, regulation, order, or ordinance in effect as of the Effective Date of this Agreement pertaining to protecting the public health, welfare, and the environment.

          (c) At Closing, Seller may elect any of the following provided a Condition exists:

                 (i) Decrease the Purchase Price by a mutually acceptable amount reflecting Seller's proportionate share, based on its working interest, of the cost reasonably estimated to remediate a Condition affecting the Properties to such a state as required by the Environmental Laws;

                 (ii) Remove the affected Properties from this Agreement and adjust the Base Purchase Price by an amount mutually agreed to by Seller and Buyer. If Buyer and Seller are unable to agree on an amount, the value of Properties falling in Categories A and B shall be determined as provided in Section 11.(a)(ii) using the V/T = PVW/PVC equation and an appropriate adjustment will be made using this value. The value of all affected Properties falling in Category C shall be determined using the formula in
                 Section 11.(a)(iii) where F=Seller's net acres affected by the Condition.

                 (iii) Remedy, or, if applicable, agree to indemnify, Buyer in accordance with Section 8(b); the Condition, as provided below.

          (d) If option (c)(i) above is chosen, Buyer shall be responsible for any remediation and if the actual cost to remediate a Condition exceeds the amount of the estimate, Buyer shall pay the additional costs to remediate the Condition as required by applicable law.

          (e) If option (c.) (iii). above is chosen, the following shall govern the remediation:

                 (i) Seller shall be responsible for all negotiations and contacts with federal, state, and local agencies and authorities with regard to the Condition or remediation. Buyer shall not make any independent contacts with any agency, authority, or other third party with respect to the Condition or remediation and will keep all information regarding the Condition and remediation confidential, except in each instance to the extent required by applicable law.

                 (ii) Seller shall remediate the Condition to the state agreed upon by Seller and Buyer, but in no event will Seller be required to remediate the Condition beyond the state required by the Environmental Laws.

                 (iii) Buyer will grant and warrant access to the affected Properties after Closing to Seller and third parties conducting assessments or remediation, to the extent and as long as necessary to conduct and complete the assessment or remediation work, to remove equipment and facilities, and to perform any other activities reasonably necessary in connection with assessment or remediation.

                 (iv) Buyer will use its best efforts not to interfere with Seller's ingress and egress or assessment or remediation activities. Seller shall make reasonable efforts to perform the work so as to minimize disruption to Buyer's business activities and to the Properties.

                 (v) Seller shall continue remediation of the Condition until the first of the following occurs:

                        (1) The appropriate governmental authorities provide written notice to Seller or Buyer that no further remediation of the Condition is required;

                        (2) The parties agree that the Condition has been remediated to the state required by the Environmental Laws or as agreed by the parties.

                        Upon the occurrence of either (1) or (2) above, Seller shall notify Buyer that remediation of the Condition is complete and provide a copy of the notification described in (1) above, if applicable. Upon delivery of Seller's notice, Seller shall be released from all liability and have no further obligations under any provisions of this Agreement in connection with a Condition.

                 (vi) Until Seller completes remediation of a Condition, Seller and Buyer will each notify the other of any pending or threatened claim, action, or proceeding by any authority or private party that relates to or would affect the environmental condition, the assessment, or the remediation of the affected Properties.

                 (vii) After Buyer takes over as operator, and before Seller has completed remediation of a Condition, if a leak, spill, or discharge of any material or substance ("Occurrence") occurs on the affected Properties, or any part of them, Buyer will promptly notify Seller and act promptly to minimize the effects of the Occurrence. If a spill, leak, or discharge occurs and Seller determines that it may affect the area where Seller is conducting remediation or assessment, Buyer will hire a consultant (who must be acceptable to Seller) to assess the effect of the Occurrence on the environmental condition of the affected Properties, and the cost of Seller's remediation work and the cost of the additional work required as the result of the Occurrence. Unless the Occurrence was caused solely by Seller, Buyer will be responsible for the incremental cost of remediating the impact of the Occurrence. If Seller's remediation is expanded to incorporate remediation of the Occurrence, Buyer will promptly pay its share of costs and expenses to Seller as the work is performed, within thirty (30) days of receipt of invoices for the work (with supporting documentation). Payments not made timely will bear interest at a rate of twelve percent (12%) per annum or the maximum lawful rate, whichever is less, compounded daily from the date of Buyer's receipt of the invoice until paid.

                 If the cost of the additional work equals or exceeds the cost to complete the remediation which would have been incurred but for the Occurrence, Seller will pay Buyer the cost that would have been incurred by Seller to complete the remediation but for the Occurrence. As consideration for this payment, Buyer will accept the environmental condition of the affected Properties as they exist on the date of the payment, assume full responsibility for remediating the affected Properties and related off-site contamination in accordance with this Agreement, and agrees to release, not to sue, indemnify, hold harmless, and defend Seller as to claims and liabilities arising from the Occurrence to the same extent as described in Sections 17., 18., and 20.

                 (viii) If Seller undertakes remediation as to any Properties in which Seller's ownership was less than 100%, and provided that the expense(s) incurred by Seller in such remediation are fair and reasonable, Buyer will bill the other working interest owners for their share of the remediation expenses. Regardless of whether Buyer recoups any amount from the other working interest owners, Buyer will refund to Seller, within sixty (60) days of each Seller invoice, with documentation, any amounts expended by Seller over the amount attributable to Seller's former working interest share.

                 (ix) If Seller will assess or remediate the affected Properties after Closing, the Assignment and Bill of Sale or other recordable instrument will restate the rights and obligations of this section.

     10. DISPOSAL OF MATERIALS, SUBSTANCES, AND WASTES; COMPLIANCE WITH LAW. Buyer will store, handle, transport, and dispose of or discharge all materials, substances, and wastes from the Properties (including produced water, drilling fluids, NORM, and other wastes), whether present before or after the Effective Date, in accordance with applicable local, state, and federal laws and regulations. Buyer will keep records of the types, amounts, and location of materials, substances, and wastes that are stored, transported, handled, discharged, released, or disposed of onsite and offsite. When any lease terminates, an interest in which has been assigned under this Agreement, Buyer will undertake additional testing, assessment, closure, reporting, or remedial action with respect to the Properties affected by the termination as is necessary to satisfy all local, state, or federal requirements in effect at that time and necessary to restore the Properties. Buyer shall assume full responsibility for the operations conducted pursuant to this Section 10. and agrees to release, not to sue, indemnify, hold harmless, and defend Seller as to all claims and liabilities arising therefrom to the same extent as described in Sections 17., 18., and 20.

     11.  CERTAIN PRICE ADJUSTMENTS TO THE BASE PURCHASE PRICE.

          (a) If Buyer presents Asserted Defects to Seller as a part of the due diligence reviews provided for in Section 8. above, and if Seller is unable or unwilling to cure such Asserted Defects prior to Closing, or if Buyer has elected to treat a Property affected by a casualty loss pursuant to Section 22. as if it were a Property affected by an Asserted Defect, then an appropriate adjustment to the Base Purchase Price to account for such Asserted Defects shall be made as follows:

                 (i) Buyer and Seller shall attempt to agree upon an appropriate adjustment to the Base Purchase Price to account for an Asserted Defect which Seller either is unable or unwilling to cure prior to Closing, and those Properties, or any part thereof, associated with the Asserted Defect shall be excluded from this Agreement and any rights of Buyer hereunder to such Properties shall terminate.

                 (ii) If Buyer and Seller are unable to agree upon an appropriate adjustment with respect to an Asserted Defect which affects Seller's interest in any Property falling in either Category A or B as shown on Exhibit E, adjustments shall be made as follows:

                 Determine the value of all wells contained in the Unit in which the Property affected by the Asserted Defect falls by using the following equation and solve for V. "Unit" as used herein shall mean a drilling and spacing unit as determined by order or rule of the Wyoming Oil & Gas Conservation Commission or as otherwise permitted by law, or the Participating Area affected by the Asserted Defect.

                        V/T = PVW/PVC

                        T = Total amount ($) allocated to category containing
                 Unit as shown on Exhibit E.

                        PVW = BFIT PV @ 10% (Future net income before income
                 taxes discounted at ten percent (10%)) of total proved reserves in all wells in Unit as contained in the Ryder-Scott Report.

                        PVC = BFIT PV @ 10% (Future net income before income
                 taxes discounted at ten percent (10%)) of total proved reserves in all wells in Category as contained in the Ryder-Scott Report.

                 The Base Purchase Price shall be adjusted by the absolute value of an amount using the following formula:

                        Adjustment = V X (1-[B/C])

                        V = Value of wells as determined above.

                        B = Correct net revenue interest for all wells in Unit
                 including any overriding royalty interest.

                        C = Net revenue interest, including any overriding
                 royalty interest, as shown on Exhibit B in all wells in Unit.

                 (iii) If an Asserted Defect affects Seller's interest in any Property falling in Category C and Buyer and Seller cannot mutually agree on an appropriate adjustment to the Base Purchase Price, adjustments shall be made using the following formula:

                        Adjustment = T X F/25,000

                        T = Total amount ($) allocated to Category C as shown on
                 Exhibit E.

                        F = Seller's net acres affected by uncured Asserted
                 Defect.

          (b) If it is determined that Seller's interest in a well listed on Exhibit B is greater or lesser than the interest shown for such well under the columns headed "Net Revenue Interest (NRI)" and "Overriding Royalty Interest (ORI)" on Exhibit B, then Seller or Buyer may propose an increase or decrease, as applicable, in the Base Purchase Price, in which case such increase or decrease shall be handled in the same manner as provided above with respect to adjustments for Asserted Defects; provided that the party making such determination shall notify the other party of such adjustment on or before the Defect Notice Date. Buyer shall have an affirmative obligation to disclose to Seller circumstances discovered by Buyer in its due diligence review that could result in an increase in the Base Purchase Price hereunder. No increase in the Base Purchase Price will result from any royalty reduction resulting under the Federal Royalty Reduction Program.

          (c) Notwithstanding the adjustments to be made pursuant to subsections 11.(a) and 11.(b) above, if such adjustments do not exceed $250,000 in the aggregate, no such adjustments shall be made and none of the Properties that would otherwise have been excluded pursuant to subsection 11.(a) above shall be excluded. If the adjustments to be made pursuant to subsections 11.(a) and 11.(b) above, do exceed $250,000.00, the Base Purchase Price shall be adjusted according thereto.

     12. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS. Buyer's obligations at Closing under this Agreement are subject to each of the following conditions:

          (a) Seller's representations under this Agreement shall be true and accurate in all material respects as of the date when made and at Closing, except as to changes specifically contemplated by this Agreement or consented to by Buyer in writing.

          (b) Seller shall have performed and complied in all material respects with every covenant, agreement, and condition required by it under this Agreement prior to or at the Closing unless performance or compliance therewith shall have been waived by Buyer in writing.

          (c) If applicable, Buyer and Seller shall have received approval from the FTC under the HSR Act of the transaction contemplated by this Agreement, or shall have received notification that the waiting period under such act has been terminated, or the waiting period under such act shall have expired.

          (d) The Base Purchase Price increase or decrease resulting from the adjustments to be made pursuant to subsections 11.(a) and 11.(b) does not exceed twenty percent (20%) of the Base Purchase Price.

          (e) On the Closing Date, no material suit, action, or other proceeding against Buyer shall be pending before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement.

If any such condition precedent to the obligations of Buyer under this Agreement is not met as of the Closing Date, and if Buyer is not in material breach of its obligations hereunder, this Agreement may be terminated at the option of Buyer. If Buyer thus terminates this Agreement, the Deposit shall be returned to Buyer and the parties shall have no further obligations to one another hereunder (other than the indemnifications contained in Sections 7.(a)(iii), 8.(c), and 21. hereof, which shall survive such termination). Notwithstanding the foregoing, if a condition set forth above, other than condition 12. (c) or 12.(d), is not met (and is asserted by Buyer as a failure of one of its conditions of Closing), and if the reasons such condition is not met relate only to some, but not all, of the Properties, failure of such condition to be met may, at the option of either Buyer or Seller, be treated as an uncured Asserted Defect and handled in accordance with the process set forth in Section 11. above.

     13. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. Seller's obligations at Closing under this Agreement are subject to each of the following conditions:

          (a) Buyer's representations under this Agreement shall be true and accurate in all material respects as of the date when made and at Closing, except as to changes specifically contemplated by this Agreement or consented to by Seller.

          (b) Buyer shall have performed and complied in all material respects with every covenant, agreement, and condition required by it under this Agreement prior to or at the Closing unless compliance therewith shall have been waived by Seller.

          (c) If applicable, Buyer and Seller shall have received approval from the FTC under the HSR Act of the transaction contemplated by this Agreement, or shall have received notification that the waiting period under such act has been terminated, or the waiting period under such act shall have expired.

          (d) The Base Purchase Price reduction or increase resulting from the adjustments to be made pursuant to subsections 11.(a) and 11.(b) does not exceed twenty percent (20%) of the Base Purchase Price.

          (e) On the Closing Date, no material suit, action, or other proceeding against Seller shall be pending before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement.

If any such condition precedent to the obligations of Seller under this Agreement is not met as of the Closing Date, this Agreement may be terminated at the option of Seller. If Seller terminates this Agreement because of Buyer's failure to fulfill condition 13.(a) or 13.(b), the Deposit shall not be returned to Buyer. If Seller terminates this Agreement because of conditions 13.(c), 13.(d), or 13.(e), and Buyer is not in material default under this Agreement, the Deposit shall be returned to Buyer. Thereafter, Seller and Buyer shall have no further obligations to one another hereunder (other than the indemnifications contained in Section 7.(a)(iii), 8.(c), and 21. hereof, which shall survive such termination).

     14. THE CLOSING. If the conditions referred to in Section 12. of this Agreement (the "Conditions Precedent to Buyer's Obligations") and Section 13. of this Agreement (the "Conditions Precedent to Sellers Obligations") have been satisfied or waived, the consummation of the transaction contemplated hereby ("Closing") shall take place in the offices of Seller, at 201 Main Street, Fort Worth, Texas 76102, on May 14, 1998, at 10:00 a.m. Central Standard Time, or at such other date and time (i) as the Buyer and Seller may agree or, (ii) to which Seller may postpone the Closing pursuant to Section 8.(b) hereof (such date and time herein called the "Closing Date"). It is provided however, that Seller shall not be permitted to extend the Closing Date pursuant to Section 8(b) beyond July 14, 1998, unless Buyer consents.
At the Closing:

          (a)    Seller shall:

                 (i) Execute, acknowledge, and deliver to Buyer a conveyance of the Properties (the "Assignment and Bill of Sale"), which shall include a warranty of title as against claims arising by through or under Seller, and not otherwise, and in the form attached hereto as Exhibit C (with Exhibits A and B attached thereto), effective as of seven o'clock a.m., (7:00 a.m.) Mountain Standard Time on June 1, 1998, (herein called the "Effective Date");

                 (ii) Execute (and, where required, acknowledge) and deliver to Buyer forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases included in the Properties;

                 (iii) Execute and deliver to Buyer letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties;

                 (iv) If Buyer requests, deliver to Buyer an affidavit or other certification (as permitted by the Internal Revenue Code of 1986, as amended) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of such code (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in such code and regulations promulgated thereunder);

                 (v) With respect to Properties operated by Seller and to the extent available, deliver to Buyer all requisite consents of non-operators under any operating agreement naming Buyer as successor operator; and copies of such requests for consent which were sent but not obtained prior to Closing;

                 (vi) Deliver to Buyer resignations of operator and/or Changes of Operator/Owner Forms properly executed on behalf of Seller for all Seller-operated wells acquired by Buyer; and, any other forms required by governmental authorities having jurisdiction which must be initiated by Seller to change the operator from Seller to Buyer as of the Effective Date; and,

                 (vii) Certificates in form and substance satisfactory to Seller, effective as of the Closing Date and executed by Seller's duly authorized officer, partner, or owner, as appropriate, to the effect that (1) Seller has all requisite corporate, partnership, or other power and authority to sell the Properties on the terms of this Agreement and to perform its other obligations under this Agreement and has fulfilled all corporate, partnership, or other prerequisites to closing this transaction, and (2) each individual executing the closing documents has the authority to act on behalf of Seller.

                 (viii) Deliver possession of the Properties to Buyer as of the Effective Date.

          (b)    Buyer shall:

                 (i) Deliver to Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount payable in United States dollars equal to the amount as set forth on the Closing Settlement Statement as provided for in Section 16.(c) below;

                 (ii)  Deliver to Seller, except to the extent waived by Seller:

          (A) Evidence of compliance with the requirements of all laws, rules, and regulations relating to the transfer of operatorship from Seller to Buyer;

          (B) Evidence of Buyer's bond coverage as required by all laws, rules, and regulations, or that a cash deposit, certificate of deposit, letter of credit, or some other permitted financial security has been accepted by the proper regulatory agency for each well requiring such coverage;

          (C) Evidence of compliance with the requirements of all laws, rules, and regulations that Buyer is qualified to succeed to Seller's interest in the Properties; and,

          (D) Certificates in form and substance satisfactory to Seller, effective as of the Closing Date and executed by Buyer's duly authorized officer, partner, or owner, as appropriate, to the effect that (1) Buyer has all requisite corporate, partnership, or other power and authority to purchase the Properties on the terms of this Agreement and to perform its other obligations under this Agreement and has fulfilled all corporate, partnership, or other prerequisites to closing this transaction, and (2) each individual executing the closing documents has the authority to act on behalf of Buyer.

          (iii) Execute such forms and take such other steps as Seller may reasonably require to (A) succeed Seller with respect to the Properties under the rules and regulations of applicable authorities and (B) assume any and all liabilities of Seller with respect to the wells described on Exhibit B; and,

          (iv)  Take possession of the Properties.

     15. AFTER CLOSING. Within thirty (30) days after Closing, Seller shall make available for delivery to Buyer at Seller's offices all of Seller's lease files, abstracts and title opinions, division order files, production records, well files, copies of accounting records (but not including general financial accounting or tax accounting records), and other similar files and records that directly relate to the Properties. Notwithstanding the foregoing, Seller shall not be required to deliver to Buyer materials that Seller considers proprietary or confidential or that Seller legally cannot provide to Buyer without breaching, or risking a breach of, confidentiality agreements with other parties. It is expressly understood that Buyer is not entitled to acquire any records except as expressly provided in Section 1. hereof. Seller may retain such files, or copies thereof, or such information as it deems necessary for all purposes, including but not limited to, preparing a Final Settlement Statement as provided in Section 16., or for purposes of filing tax returns covering the Properties. Any files or materials retained by Seller after Closing pursuant hereto, shall be sent to Buyer as soon as reasonably practicable after final payment is made in accordance with the Final Settlement Statement. Seller may, at its own expense, have access to and make copies of all, or any part thereof, of the files and records provided Buyer hereunder at reasonable times and upon reasonable notice during regular business hours for as long as the Properties remain in effect.

As to those wells which Seller is disbursing proceeds of production, Seller shall continue to collect proceeds of production as long as it remains operator and shall be responsible for making disbursements, in accordance with its normal procedures (and at normal times), of such proceeds of production so collected to the parties entitled to same, with any proceeds of production thereafter collected by Seller to be forwarded promptly to its successor as operator.

Provided Buyer succeeds Seller as operator, Buyer shall become responsible for all disbursements of proceeds of production and such disbursement activities shall be included in the matters that Buyer assumes and with respect to which Buyer indemnifies Seller under Section 17 below.

SELLER GIVES NO ASSURANCE HEREUNDER THAT BUYER SHALL SUCCEED SELLER AS OPERATOR OF ANY PROPERTY WHERE PARTIES OTHER THAN SELLER OWN INTERESTS IN SUCH PROPERTY. It is understood that in most (if not all) of the operating agreements affecting the Properties, Seller does not have the right to transfer operations of the leasehold interests subject thereto to Buyer. However, Seller shall use its best efforts to secure consent from all non-operators naming Buyer as Operator under such operating agreements prior to Closing, to be effective on the Closing Date and provided Closing takes place. After Closing, Buyer shall use its best efforts to comply with the terms of any operating agreements to name a successor operator thereunder for which Seller was unable to obtain prior to Closing. Upon obtaining consent from non-operators naming Buyer as successor operator, Seller and Buyer promptly shall file all forms required by any governmental agency having authority, to change the operator from Seller to Buyer.

Seller shall operate the Seller-operated Properties until the Effective Date and thereafter, if necessary, until such time as provided under the applicable operating agreement, plan of unitization, or law requires. As soon as practicable thereafter, operations shall be turned over to, and become the responsibility of, Seller's successor as Operator To the extent Seller so operates any Property after the Effective Date, its obligations to Buyer with respect to such operations shall be no greater than those that it would have to a non-operator under the applicable operating agreement. In the absence of an operating agreement, those terms and provisions contained in the AAPL 610 (1382 Revision) form Operating Agreement shall apply. THE PARTIES RECOGNIZE THAT, UNDER SUCH AGREEMENTS AND SUCH FORM OF AGREEMENT, THE OPERATOR IS NOT RESPONSIBLE TO THE OTHER PARTIES THERETO FOR ITS OWN NEGLIGENCE AND HAS NO RESPONSIBILITY TO SUCH OTHER PARTIES OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

As to all wells acquired by Buyer hereunder which Seller continues to operate on behalf of Buyer and for Buyer's account after the Effective Date because a successor operator has not been approved by the requisite governmental authority, or consent of non-operators has not been obtained, by mutual agreement or otherwise, Seller will be paid the producing well overhead rates shown in the operating agreement applicable to such wells and if there is no such established rate, Buyer shall pay Seller for its proportionate share thereof based upon the rate of five hundred dollars ($500.00) per month, or any part thereof, for each well.

     16.  CERTAIN ACCOUNTING ADJUSTMENTS TO THE PURCHASE PRICE.

          (a) Appropriate adjustments to the Purchase Price shall be made between Buyer and Seller to reflect the following:

                 (i) All rights to proceeds, receipts, reimbursements, credits, and income attributable to the Properties and accruing before the Effective Time, as defined below, shall be the property of Seller. All proceeds, receipts, credits, income, and charges attributable to the Properties acquired by Buyer hereunder and accruing on and after the Effective Time shall be the property of Buyer. As to Properties operated by Seller and purchased by Buyer hereunder and concerning accounts held in suspense, Seller will pay in full the royalty accounts that were suspended because the amount due is less than the statutory or contractual minimum for payment. As to all other suspended accounts, if any, Seller shall transfer to its successor as operator all monies held in a suspended account which were received for production produced from or allocated to the Properties on and after the Effective Time. As to proceeds received for production produced from or allocated to the Properties before the Effective Time and held in a suspense account at Buyer's option, Seller may either: 1) Retain the suspended amounts after Closing and, upon proof satisfactory to Seller, release the money to the proper party; or, 2) Transfer the suspended amounts to Buyer for future disbursement. Once suspended amounts have been transferred to Buyer for future disbursement, Buyer agrees to be responsible for disbursing the suspended monies to the proper parties and shall release, indemnify, defend, and hold harmless the Seller Group from any and all claims, actions, causes of action, liabilities, damages, losses, costs, or expenses (including, without limitation, court costs and attorneys' fees), arising out of or in any way connected with making such disbursements, or failure to make a disbursement.

                 (ii) Seller shall be responsible for and pay (A) all charges and invoices for costs and expenses (including, without limitation, lease maintenance payments, drilling and operating expenses, capital expenditures, and overhead charges) accruing before the Effective Time and attributable to the Properties and (B) necessary royalty disbursements of proceeds realized from the sale of production produced from and allocated to the Properties before the Effective Time. Buyer shall be responsible for payment of (C) all charges and invoices for costs and expenses (including, without limitation, lease maintenance payments, drilling and operating expenses, capital expenditures, and overhead charges) accruing on and after the Effective Time and attributable to the Properties acquired hereunder and (D) necessary royalty disbursements of proceeds realized from the sale of production produced from and allocated to the Properties acquired hereunder on and after the Effective Time. All payments made by Seller for items under
                 (C) above for which Buyer is responsible shall be reimbursed by Buyer. Seller shall reimburse Buyer for all monies received by Seller from non-operators as payment of Seller's invoices for the operations of the wells described on Exhibit B for periods on and after the Effective Time.

                 (iii) Seller will be credited with an amount equal to the simple interest accrued on the Adjusted Purchase Price for the period beginning with the Closing Date and continuing through the Effective Date at seven percent (7%) simple annual interest calculated as follows:

                        INTEREST = Adjusted Purchase Price x number of days from closing to Effective Date x 7% divided by 365;

                 The amount of interest credited to the Buyer will not exceed $250,000.00 regardless of the above calculation, and further such credit shall be only be applied if Closing occurs before the Effective Date.

          (b)    In making such adjustments, the Parties agree that:

                 (i) Seller will cause such oil storage facilities which store oil produced from the Properties to be gauged or strapped as of 7:00 a.m. Mountain Standard

                 Time on the Effective Date, herein also referred to as the Effective Time. Seller also has caused the gas production meter charts (or if such do not exist, the sales meter charts) on the pipelines transporting gas production from the Properties to be read as of the Effective Time. The results of such gauging, strapping, or chart reading are conclusive and shall be made available to Buyer. The production in such storage facilities or through such meters on the gas pipelines as of the Effective Time shall be owned by Seller; and, thereafter, production placed in such oil storage facilities and gas production passing through the aforesaid meters on the pipelines shall be owned by Buyer, insofar as to the interests subject hereto as of Closing.

                 (ii) All ad valorem, severance, production and similar taxes applicable to the Properties shall be prorated between Seller and Buyer as of the Effective Date. Therefore, all such taxes for 1997 and prior years and for the portion of 1998 prior to the Effective Date levied against the Properties shall be borne and paid by Seller; and, all ad valorem and similar taxes for the remainder of 1998 and thereafter levied against the Properties shall be borne and paid by Buyer, irrespective if the amount levied is based on the previous year's production or any other basis.

                 (iii) Where Seller owns one-hundred percent (100%) of the working interest under a well and there is no overhead charge for determining the overhead expense to be charged to Buyer on and after the Effective Date, the overhead charge shall be deemed to be five hundred dollars ($500.00) per month, or any part thereof, per well.

                 (iv)  Each party shall be responsible for its own income taxes.

          (c) With respect to matters that can be determined as of Closing, Seller shall prepare, in accordance with the provisions of this Agreement and with generally accepted accounting principles, a statement (the "Closing Settlement Statement") setting forth each adjustment to the Base Purchase Price to the best of Seller's knowledge, whether upward or downward, as may be required in accordance herewith. Seller shall submit to Buyer the Closing Settlement Statement no later than five (5) days prior to the Closing Date and shall afford Buyer access to Seller's records pertaining to the computation of the Closing Settlement Statement. Prior to the Closing, Buyer and Seller will agree upon the adjustments stated therein to be made to the Purchase Price, or will specify the adjustments to which there are differences and the adjustments to be omitted therefrom. Only the agreed upon adjustments shall be taken into account in computing the adjustments to be made to the Purchase Price at Closing. Final adjustments to the Purchase Price to be made hereunder shall be made within one hundred-twenty (120) days after the Closing Date for all matters other than Asserted Defects according to
          (d) hereinbelow as follows:

          (d) As soon as practicable after the Closing, and in no event later than sixty (60) days following the Closing Date, Seller shall deliver to Buyer, in accordance with the provisions of this Agreement and with generally accepted accounting principles, a statement ("Final Settlement Statement") setting forth each adjustment under this Agreement which was not determined as of the Closing. Within sixty
          (60) days after Buyer's receiving the Final Settlement Statement, the Parties shall agree upon the adjustments and payments stated in such Final Settlement Statement, and the net of such adjustments and payments shall be paid in cash to the appropriate Party by the other Party within five (5) days following agreement as to the Final Settlement Statement. If the Parties fail to reach agreement as to all adjustment within said sixty (60) day period, the net amount of all undisputed adjustments shall be paid and any remaining disputed items shall be submitted for determination by a nationally recognized firm of public accountants selected by the parties, whose decision shall be final and binding. The parties shall share equally the costs of such determination.

     17. ASSUMPTION AND INDEMNIFICATION. UPON DELIVERY TO AND ACCEPTANCE BY BUYER OF THE ASSIGNMENT AND BILL OF SALE, BUYER SHALL BE DEEMED TO HAVE ASSUMED, TO PAY AND PERFORM TIMELY, ALL DUTIES, EXPENSES, OBLIGATIONS, LOSSES, HAZARDS AND LIABILITIES RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ARISING ON AND AFTER THE EFFECTIVE DATE (INCLUDING, WITHOUT LIMITATION, THOSE ARISING UNDER OR BY VIRTUE OF ANY LEASE, CONTRACT, AGREEMENTS, DOCUMENT, PERMIT OR RULE, OR DELAY IN OBTAINING APPROVAL OF FEDERAL OR STATE ASSIGNMENTS); AND, TO RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS THE SELLER GROUP FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, LIABILITIES, LOSSES, DAMAGES, COSTS, OR EXPENSES (INCLUDING COURT COSTS AND ATTORNEYS' FEES) OF ANY KIND OR CHARACTER ARISING OUT OF OR OTHERWISE RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ON AND AFTER THE EFFECTIVE DATE. IN CONNECTION WITH (BUT NOT IN LIMITATION OF) THE FOREGOING, IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT MATTERS ARISING OUT OF OR OTHERWISE RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ON AND AFTER THE EFFECTIVE DATE SHALL BE DEEMED TO INCLUDE ALL MATTERS ARISING OUT OF THE STATUS AND THE CONDITION OF THE PROPERTIES ON THE EFFECTIVE DATE INCLUDING, WITHOUT LIMITATION, ALL OBLIGATIONS TO PROPERLY PLUG AND ABANDON WELLS LOCATED ON THE PROPERTIES, TO RESTORE THE SURFACE OF THE PROPERTIES TO AS NEAR ITS ORIGINAL CONDITION AS PRACTICABLE AND TO COMPLY WITH, OR BRING THE PROPERTIES INTO COMPLIANCE WITH, APPLICABLE ENVIRONMENTAL LAWS AND REGULATIONS, INCLUDING ALL LIABILITY AND EXPENSE FOR ANY RESTORATION, REMEDIATION, CLEAN-UP, DISPOSAL OF WASTE, OR REMOVAL THAT MAY BE INCURRED AS A RESULT OF THE EXISTENCE OR DISCOVERY OF NATURALLY OCCURRING RADIOACTIVE MATERIALS, OR OTHER HAZARDOUS OR DELETERIOUS SUBSTANCES IN, ON, UNDER OR ASSOCIATED WITH THE PROPERTIES, REGARDLESS OF WHEN THE EVENTS OCCURRED THAT GIVE RISE TO SUCH CONDITION, AND THE ABOVE PROVIDED FOR ASSUMPTIONS AND INDEMNIFICATIONS BY BUYER SHALL EXPRESSLY COVER AND INCLUDE SUCH MATTERS. THE FOREGOING ASSUMPTIONS AND INDEMNIFICATIONS SHALL APPLY WHETHER OR NOT SUCH DUTIES, OBLIGATIONS, OR LIABILITIES, OR SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS, OR EXPENSES ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, OR OTHERWISE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SELLER GROUP OR ANY OTHER INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY.

     18. ENVIRONMENTAL ASSESSMENT AND INDEMNIFICATION BY BUYER. BUYER EXPRESSLY ACKNOWLEDGES THAT IT HAS MADE AN ENVIRONMENTAL ASSESSMENT OF THE PROPERTIES, OR WILL BE GIVEN THE OPPORTUNITY TO DO SO SUBJECT TO THE TERMS OF THIS AGREEMENT. BUYER HEREBY AGREES TO ASSUME THE RISKS THAT THE PROPERTIES MAY CONTAIN WASTE MATERIALS OR HAZARDOUS SUBSTANCES, AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING BUT NOT LIMITED TO THE PRESENCE OF WASTE MATERIALS OR HAZARDOUS SUBSTANCES OR THE PRESENCE OF UNKNOWN ABANDONED OIL AND GAS WELLS, WATER WELLS, SUMPS AND PIPELINES, MAY EXIST IN, ON, OR UNDER THE PROPERTIES AS OF THE EFFECTIVE DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO ALL SUCH CONDITIONS, WHETHER KNOWN OR UNKNOWN, WILL BE TRANSFERRED FROM SELLER TO BUYER. BUYER ASSUMES FULL RESPONSIBILITY FOR, AND AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND SELLER FROM AND AGAINST ALL

LOSS, LIABILITY, CLAIMS, FINES, EXPENSES, COSTS (INCLUDING ATTORNEYS' FEES AND EXPENSES) AND CAUSES OF ACTION CAUSED BY OR ARISING OUT OF ANY FEDERAL, STATE OR LOCAL LAWS, RULES, ORDERS AND REGULATIONS APPLICABLE TO ANY NATURALLY OCCURRING RADIOACTIVE MATERIALS, WASTE MATERIAL OR HAZARDOUS SUBSTANCES ON OR ASSOCIATED WITH THE PROPERTIES OR THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ALL NATURALLY OCCURRING RADIOACTIVE MATERIALS, WASTE MATERIAL OR HAZARDOUS SUBSTANCES FROM THE PROPERTIES INTO THE ATMOSPHERE OR INTO OR UPON LAND OR ANY WATER COURSE OR BODY OF WATER, INCLUDING GROUND WATER, WHETHER OR NOT ATTRIBUTABLE TO SELLER'S ACTIVITIES OR THE ACTIVITIES OF THIRD PARTIES (REGARDLESS OF WHETHER OR NOT SELLER WAS OR IS AWARE OF SUCH ACTIVITIES) PRIOR TO, DURING OR AFTER THE PERIOD OF SELLER'S OWNERSHIP OF THE PROPERTIES. THIS INDEMNIFICATION AND ASSUMPTION SHALL ALSO APPLY TO LIABILITY FOR VOLUNTARY ENVIRONMENTAL RESPONSE ACTIONS UNDERTAKEN PURSUANT TO THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT (CERCLA) OR ANY OTHER FEDERAL, STATE OR LOCAL LAW.

     19. DISCLAIMER OF WARRANTIES. THE PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY AS TO, DESCRIPTION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR OTHERWISE. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND AS OF THE DEFECT NOTICE DATE SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING, BUT NOT LIMITED TO, CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON, OR UNDER THE PROPERTIES. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME "AS IS, WHERE IS". WITHOUT LIMITATION OF THE FOREGOING, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION, OR MATERIALS NOW, HERETOFORE, OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION, AND OTHER MATERIALS (WRITTEN OR
ORAL) FURNISHED BY SELLER OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE NOR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     20. BUYER'S COVENANT NOT TO SUE SELLER GROUP. Except to enforce the provisions of this Agreement or the responsibilities and liabilities of Seller for claims, costs and expenses with respect to the Properties prior to the Effective Date according to Section 17., Buyer covenants not to sue Seller Group with regard to any claim or liability relating to the Properties, or this transaction, regardless of when or how the claim or liability arose or arises or whether the claim or liability was foreseeable or unforeseeable. BUYER'S COVENANT NOT TO SUE SELLER GROUP INCLUDES CLAIMS AND LIABILITIES RESULTING IN ANY WAY FROM THE NEGLIGENCE OR STRICT LIABILITY OF SELLER GROUP, WHETHER THE NEGLIGENCE OR STRICT LIABILITY IS ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE.

     21. COMMISSIONS. Seller agrees to indemnify and hold harmless Buyer, its parent and subsidiary companies and other affiliates, and their directors, officers, employees, and agents from and against any and all claims, obligations, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement, or understanding by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Buyer agrees to indemnify and hold harmless Seller Group from and against any and all claims, obligations, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement, or understanding by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     22. CASUALTY LOSS. If the Properties are damaged by fire or other casualty prior to the Closing, this Agreement shall remain in full force and effect, and (unless Buyer and Seller shall otherwise agree) in such event as to each such damaged Property that Seller, in its sole discretion, elects not to repair, Buyer either may treat such Property as if it had an Asserted Defect or elect not to adjust the Purchase Price therefor. If Buyer elects hereunder to treat the damaged Property as if it had an Asserted Defect, the procedure provided for in Section 11. shall apply to such Property, and all rights to insurance proceeds and claims against third parties related thereto shall belong to Seller. If Buyer elects hereunder not to adjust the Purchase Price for such damaged Property, and if Seller is entitled to any claims under an insurance policy with respect to such damage, Seller shall either collect and pay over, or assign, such insurance claims to Buyer. Buyer shall then take title to such Property without reduction of the Purchase Price. If Seller elects to repair a damaged Property, all rights to insurance proceeds and claims against third parties related thereto shall belong to Seller.

     23. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing, unless otherwise specifically provided herein, and shall be delivered by recognized commercial courier or delivery service (which provides a receipt), by facsimile (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

     If to Buyer:       Continental Resources, Inc.
                        P. O. Box 1032
                        Enid, Oklahoma 73702
                        Attn:  Land Manager
                        Fax No. (405) 548-5182

     If to Seller:      Bass Enterprises Production Co.
                        210 Main Street
                        Fort Worth, Texas 76102
                        Attn:  W. Frank McCreight
                        Fax No. (817) 390-8893

All such notices and communications shall be considered delivered on the date of receipt. Buyer or Seller may specify as its proper address any other address within the continental United States by giving notice to the other party, in the manner provided in this Section.

     24. SURVIVAL OF PROVISIONS. All representations, warranties, and indemnifications made herein, except as to any warranty of title by Seller, shall survive the Closing and the delivery of the

Assignment and Bill of Sale. All obligations hereunder not satisfied at Closing shall survive Closing and delivery of the Assignment and Bill of Sale to the extent the Parties intend for such obligations to be satisfied after Closing. Buyer shall have until the Defect Notice Date in which to satisfy itself as! to the quantity and quality of Seller's title to the Properties.

     25.  MISCELLANEOUS MATTERS.

          (a) FURTHER ASSURANCES. After the Closing, Seller and Buyer shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders, and other documents, and do such other and further acts and things as may be reasonably necessary more fully and effectively to grant, convey, and assign the Properties to Buyer.

          (b) ASSIGNABILITY. Except as provided below, neither party shall have the right to assign its rights under this Agreement without the prior written consent of the other party, and any such assignment in violation of this provision shall be void.

          (c) GAS BALANCES. Seller represents that there are no gas imbalances or make-up obligations affecting or relating to any of the properties.

          (d) WAIVER AND REPRESENTATION: TO THE EXTENT APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREBY, OR ANY PORTION THEREOF, BUYER WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN
          SECTION 17.555 WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE. In connection with such waiver, Buyer hereby represents and warrants to Seller that Buyer (a) is in the business of seeking or acquiring by purchase or lease, goods or services for commercial or business use,
          (b) has assets of Twenty Five Million Dollars ($25,000,000.00) or more according to its most recent financial statement, (c) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transaction contemplated hereby, and (d) is not in a significantly disparate bargaining position.

          (e) CONFIDENTIALITY AGREEMENT. Until Closing, any Confidentiality Agreement executed by Buyer and Seller in connection with the transaction contemplated hereby remains in full force and effect and is not superseded or modified by this Agreement.

          (f) PRIOR ENTIRE UNDERSTANDING/HEADINGS/GENDER. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter, except as provided above with respect to any Confidentiality Agreement. The headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement, words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. Time is of the essence in this Agreement.

          (g) AMENDMENTS. This Agreement may be amended, modified, supplemented, restated, or discharged (and provisions hereof may be waived) only by an instrument executed by both Parties.

          (h) ASSOCIATED EXPENSES. Each party shall bear and pay all expenses it incurred and that are associated with the transaction contemplated by this Agreement. Payment of recording fees, filing fees, documentary stamp taxes, all sales taxes (if any, plus penalty and interest) and any other fees and taxes imposed on the Properties on and after the Effective Date, excluding Seller's income taxes, shall be paid by Buyer.

          (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective heirs, successors, representatives, and assigns.

          (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same instrument. It shall not be necessary for both parties to sign the same counterpart.

          (k) ENFORCEABILITY. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND BY THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT, TO THE EXTENT THE LAW OF A STATE IN WHICH THE PROPERTIES ARE LOCATED NECESSARILY GOVERNS, THE LAW OF SUCH STATE SHALL, TO SUCH EXTENT, APPLY TO THE PROPERTIES.

          (l) PUBLICITY. Prior to Closing, Buyer shall not issue any publicity or press release concerning this Agreement or the transaction contemplated hereby without the prior written consent of Seller unless, in the written opinion of legal counsel acceptable to Seller, such disclosure is required by applicable law or other applicable rules or regulations of any governmental authority or stock exchange and such publicity or press release contains no more than the minimum information necessary to comply therewith.

          (m) USE OF SELLER'S NAME. Buyer agrees that, as soon as practicable after the Closing, it shall remove or cause to be removed the names and signs used by Seller, and all variations and derivatives thereof and logos relating thereto from the Properties and shall not thereafter make any use whatsoever of such names, signs, and logos. After Closing and as to those Properties Buyer has taken over as operator, Seller reserves the right of access to confirm that Buyer has removed Seller's name, signs, and logos. If Seller is forced to remove its name, signs, and logos because Buyer has failed to do so, Seller shall charge its costs to Buyer and Buyer shall pay Seller's invoice within fifteen (15) days of receipt.

          (n) SEVERABILITY. If any term or provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any material fashion to either Buyer or Seller. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, Buyer and Seller shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (o) RESERVATION OF CLAIMS. Seller reserves all rights to claims, demands, cause of action, and lawsuits concerning the Properties against third parties that accrued before the Effective Date, whether discovered before or after the Effective Date, excluding any rights or claims associated with gas imbalances.

          (p) DUTY TO DEFEND. Where a party ("indemnitor") has agreed to indemnify, defend, and hold the other party ("indemnitee") harmless under this Agreement the indemnitee, at its sole option if it is the sole defendant, may elect to (a) manage its own defense, in which event the indemnitor will reimburse the indemnitee for all attorney's fees, court, and other costs reasonably incurred in defending a claim, upon delivery to the indemnitor of invoices for such expenses; or (b) allow the indemnitor to be responsible for all aspects of defense. If both parties are defendants in a claim, they shall reasonably endeavor to arrange for joint defense to minimize defense costs, but failure to reach such agreement shall in no event eliminate or limit any indemnity obligations hereunder.

          (q) EXHIBITS. All exhibits referenced herein and attached hereto are by reference incorporated into this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above, but effective as of the Effective Date.

                              SELLERS

                              BASS ENTERPRISES PRODUCTION CO.


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President

                              PERRY R. BASS, INC.,
                              SID R. BASS, INC.,
                              LEE M. BASS, INC.,
                              KEYSTONE, INC.,
                              THRU LINE INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President of all named corporations

                              GOLIAD PARTNERS, L.P.
                              By its Managing Partners
                              PRB-GP, Inc.
                              LMB-GP, Inc.
                              WPH-GP, Inc.


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President of all named corporations

                              THE BASS MANAGEMENT TRUST


                              By:  /s/ PERRY R. BASS
                                   ------------------------------------------
                                   Perry R. Bass, Trustee


                              SID R. BASS, MANAGEMENT TRUST


                              By:  /s/ SID R. BASS
                                   ------------------------------------------
                                   Sid R. Bass, Trustee

                              By:  /s/ LEE M. BASS
                                   ------------------------------------------
                                   Lee M. Bass


                              D W  GENPAR, INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President


                              W D. PARTNERS, L. P.
                              By DW Genpar, Inc., General Partner

                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President

                              WPH-GP, INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President

                              WORLAND ASSOCIATES, Texas General Partnership
                              By: Sid R. Bass, Inc. Managing Partner


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President


                              WORLAND ASSOCIATES II
                              By: Sid R. Bass, Inc. Managing Partner


                              By:  /s/ W. FRANK MCCREIGHT
                                   ------------------------------------------
                                   W. Frank McCreight
                                   Vice President

                              BUYER

                              CONTINENTAL RESOURCES, INC.


                              By:/s/ HAROLD HAMM
                                   ------------------------------------------
                                   Harold Hamm
                                   President

                                  EXHIBIT "A"

    Attached to and made a part of that certain Assignment and Bill of Sale dated July 15th, 1998 by and between Continental Resources, Inc., Assignor, and Harold G. Hamm, as Trustee of the Harold G. Hamm Revocable Intervivos Trust
                             dated April 23, 1984



BIG HORN COUNTY, WYOMING:

Assignment and Bill of Sale dated effective June 1, 1998 by and between BASS ENTERPRISES PRODUCTION CO., et al, ASSIGNORS, and CONTINENTAL RESOURCES,
INC., Assignee, recorded in Book MF42, Page 914-926, Big Horn County, Wyoming.

WASHAKIE COUNTY, WYOMING:

Assignment and Bill of Sale dated effective June 1, 1998 by and between BASS ENTERPRISES PRODUCTION CO., et al, ASSIGNORS, and CONTINENTAL RESOURCES,
INC., Assignee, recorded in Book 77, Page 1227-1396, Washakie County, Wyoming.

HOT SPRINGS COUNTY, WYOMING:

Assignment and Bill of Sale dated effective June 1, 1998 by and between BASS ENTERPRISES PRODUCTION CO., et al, ASSIGNORS, and CONTINENTAL RESOURCES, INC., Assignee, recorded in Book 77, Page 138-147, Hot Springs County, Wyoming.

                                       EXHIBIT B

                             ASSIGNMENT AND BILL OF SALE

                                                WASHAKIE COUNTY: WYO. NO. 466643
                                           RECORDED MICRO BOOK 77 PAGE 1227-1396
                                             DATE May 19, 1998 8:00 a.m. O'CLOCK

STATE OF WYOMING         )
                         )  KNOW ALL MEN BY THESE PRESENTS, THAT
COUNTIES OF BIG HORN     )
     HOT SPRINGS, AND    )
     WASHAKIE            )

     THIS ASSIGNMENT AND BILL OF SALE ("Assignment") is made effective as of 7:00 a.m., Mountain Standard Time on June 1, 1998 (the "Effective Time") by and between the undersigned parties under "ASSIGNORS" (hereinafter collectively referred to as "Assignor"), all having an address of 201 Main Street, Fort Worth, Texas 76102; and Continental Resources, Inc. (hereinafter referred to as "Assignee"), whose address is P.O. Box 1032, Enid, Oklahoma 73702.

     Assignor, for Ten Dollars ($10.00) and other good and valuable consideration in hand by Assignee, the receipt and sufficiency of which is hereby acknowledged, by these PRESENTS DOES hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND DELIVER unto Assignee, the following described properties:

     A. All rights, titles, and interests of Assignor in an to: 1) the oil, gas, and mineral leases described in Exhibit A hereto (including landowner's royalty and any ratifications and amendments to such leases, whether such ratifications and amendments are described in Exhibit A); and
     2) the wells described in Exhibit B hereto;

     B. All rights, titles, and interests of Assignor in and to, or otherwise derived from, all presently existing and valid oil, gas, and mineral unitization, pooling, and communitization agreements, declarations, and orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations, and declarations) relating to the properties described in Paragraph A. to the extent such rights, titles, and interests are attributable to the properties described in Paragraph A.;

     C. All rights, titles, and interests of Assignor in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts that relate to any of the properties described in Paragraphs A. and B., to the extent such rights, titles, and interests are assignable and attributable to the properties described in Paragraphs A. and B.;

     D. All rights, titles, and interests of Assignor in and to all rights-of-way, easements. surface leases, permits, and licenses appurtenant to the properties described in Paragraphs A. and B.; and,

     E. All rights, titles, and interests of Assignor in and to all materials, supplies, machinery. equipment, improvements, and other personal property and fixtures (including, but not limited to, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities. saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in Paragraphs A. and B. and used in connection with the exploration, development, operation, or maintenance thereof. The rights, titles, and interests of Assignor described above in Paragraphs A., B., C., D., and E. and conveyed to Assignee hereby are herein sometimes collectively called the "Purchased Properties".

     TO HAVE AND TO HOLD unto Assignee, its successors and assigns, forever the Purchased Properties subject to the following terms and conditions:

     1. PURCHASE AND SALE AGREEMENT: This Assignment is made subject to that certain Purchase and Sale Agreement dated March 28, 1998, by and between Assignor and Assignee affecting the sale of the Purchased Properties.

     2. ASSUMPTION AND INDEMNIFICATION: Assignee, by acceptance of this Assignment, hereby covenants and agrees to assume, to pay and perform timely, all duties. expenses, obligations, losses, hazards, and liabilities relating to the ownership or operation of the Purchased Properties arising on and after the Effective Time (including, without limitation, those arising under or by virtue of any lease, contract, agreements, document, permit or rule, or delay in obtaining approval of federal or state assignments); and, to release, indemnify, defend, and hold harmless Assignor from and against any and all claims, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or otherwise relating to the ownership or operation of the Purchased Properties on and after the Effective Time. In connection with (but not in limitation of) the foregoing, it is specifically understood and agreed that matters arising out of or otherwise relating to the ownership or operation of the Purchased Properties on and after the Effective Time shall be deemed to include all matters arising out of the status and the condition of the Purchased Properties on the Effective Time including, without limitation, all obligations to properly plug and abandon wells located on the Purchased Properties, to restore the surface of the Purchased Properties to as near its original condition as practicable and to comply with, or bring the Purchased Properties into compliance with applicable environmental laws and regulations, including all liability and expense for any restoration, remediation, clean-up, disposal of waste, or removal that may be incurred as a result of the existence or discovery of naturally occurring radioactive materials, or other hazardous or deleterious substances in, on, under, or associated with the Purchased Properties, regardless of when the events occurred that give rise to such condition, and the above provided for assumptions and indemnifications by Assignee shall expressly cover and include such matters. The foregoing assumptions and indemnifications shall apply whether or not such duties, obligations, or liabilities, or such claims, actions, causes of action, liabilities~ damages, losses, costs, or expenses arise out of (i) negligence (including sole negligence, simple negligence, concurrent negligence, active or passive negligence, or otherwise, but expressly not including gross negligence or willful misconduct) of Assignor, or (ii) strict liability.

     3. ENVIRONMENTAL ASSESSMENT AND INDEMNIFICATION BY ASSIGNEE: Assignee hereby acknowledges that it has made an environmental assessment of the Purchased Properties, or has been afforded the opportunity to do so, and satisfied itself as to the physical and environmental condition of the Purchased Properties, both surface and subsurface. Assignee hereby assumes the risks that the Purchased Properties may contain waste materials or hazardous substances, and that adverse physical conditions, including, but not limited to, the presence of waste materials or hazardous substances or the presence of unknown abandoned oil and gas wells, water wells, sumps and pipelines, may exist in, on, or under the properties as of the Effective Time, all responsibility and liability related to all such conditions, whether known or unknown, are hereby transferred from Assignor to Assignee. Assignee assumes full responsibility for, and agrees to indemnify, hold harmless, and defend Assignor from and against all loss, liability, claims, fines, expenses, costs (including attorneys' fees and expenses), and causes of action caused by or arising out of any federal, state, or local laws, rules, orders, and regulations applicable to any naturally occurring radioactive materials, waste material, or hazardous substances on or associated with the Purchased Properties or the presence, disposal, release or threatened release of all naturally occurring radioactive materials, waste material, or hazardous substances from the Purchased Properties into the atmosphere or into or upon land or any water course or body of water, including ground water, whether attributable to Assignor's activities or the activities of third parties (regardless of whether Assignor was or is aware of such activities prior to, during, or after the period of Assignor's ownership of the Purchased Properties. This indemnification and assumption shall also apply to liability or voluntary environmental response actions undertaken pursuant to the Comprehensive Environmental Response Compensation and Liability Act (CERCLA) or any other federal, state or local law.

     4. DISCLAIMER OF WARRANTIES: Assignee acknowledges that it has relied solely on its own independent investigation of the Purchased Properties, both surface and subsurface, in making its decision to acquire the Purchased Properties; and, that Assignor has made no representations or warranties as to the accuracy or completeness of any information which may have been provided Assignee by Assignor. Assignee accepts all personal property and fixtures associated with the Purchased Properties "AS IS" and "WHERE IS" and Assignor hereby expressly disclaims, negates, and makes this Assignment with NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATURE, OR OTHERWISE, RELATING TO THE PURCHASED PROPERTIES AS TO DESCRIPTION, QUANTITY, QUALITY, CONDITION, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS, OR SAMPLES OF MATERIALS, OR MERCHANTABILITY, OR OTHERWISE.

     5. FEDERAL AND STATE ASSIGNMENTS: Separate state and federal assignments of the Purchased Properties will be prepared by Assignor into Assignee using the approved forms of the appropriate governmental agency. Such assignments shall be deemed to contain all of the rights, titles, interests, assumptions, indemnifications, disclaimers, and lack of warranties as set forth herein, as though fully set forth in such assignments, but no more. The interests conveyed by such separate assignments are the same and. not in addition to, the interests conveyed hereunder.

     6. WARRANTY OF TITLE: This Assignment is made without warranty of title of any kind, express or implied, except that Assignor agrees to defend title against claims and demands of all persons claiming the same by, through or under Assignor, but not otherwise.

     This Assignment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute but one and the same Assignment.

     All of the terms and provisions of this Assignment shall be binding upon and inure to the benefit of Assignee and Assignor and their respective heirs, successors, representatives, and assigns.

     All exhibits referenced herein and attached hereto are by reference incorporated into this Assignment.

     IN WITNESS WHEREOF, this Assignment was executed on the dates contained in the acknowledgments herein, but to be effective as of the Effective Time as stated in the first paragraph hereof.

                                      ASSIGNORS


CORPORATE SEAL OF                      BASS ENTERPRISES PRODUCTION CO.
BASS ENTERPRISES PRODUCTION CO.

ATTEST:

By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary

CORPORATE SEALS OF
PERRY R. BASS, INC.                    Perry R. Bass, Inc.,
SID R. BASS, INC.                      Sid R. Bass, Inc.,
LEE M. BASS, INC.                      Lee M. Bass, Inc.,
KEYSTONE, INC.                         Keystone, Inc.,
THRU LINE INC.                         Thru Line Inc.

ATTEST:


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary                           of all named corporations


                                       GOLIAD PARTNERS, L.P.
CORPORATE SEALS OF                     By: Its Managing Partners
PRB-GP, INC.                           PRB-GP, Inc.
LMB-GP, INC.                           LMB-GP, Inc.
WPH-GP, INC.                           WPH-GP, Inc.

ATTEST:


By:/s/ DORSEY D. CROUSE                By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary

                                       /s/ PERRY R. BASS
                                       --------------------------------------
                                       PERRY R. BASS, TRUSTEE


                                       /s/ SID R. BASS
                                       --------------------------------------
                                       SID R. BASS, TRUSTEE


                                       /s/ LEE M. BASS
                                       --------------------------------------
                                       Lee M. Bass

CORPORATE SEAL OF                      DW GENPAR, INC.
DW GENPAR, INC.

ATTEST:


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary


CORPORATE SEAL OF                      WD PARTNERS, L. P.
DW GENPAR, INC.                        By: DW Genpar, Inc., General Partner

ATTEST:


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary

CORPORATE SEAL OF                      WPH-GP, INC.
WPH-GP, INC.

ATTEST:


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary


CORPORATE SEAL OF                      WORLAND ASSOCIATES, a Texas General
SID R. BASS, INC.                      Partnership
                                       By: Sid R. Bass, Inc., Managing
ATTEST:                                    Partner


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary


CORPORATE SEAL OF                      WORLAND ASSOCIATES II, a Texas
SID R. BASS, INC.                      General Partnership
                                       By: Sid R. Bass, Inc., Managing
ATTEST:                                    Partner


By: /s/ DORSEY D. CROUSE               By: /s/ W. FRANK McCREIGHT
   -------------------------------        -----------------------------------
   Dorsey D. Crouse, Assistant         W. Frank McCreight, Vice President
   Secretary


                               ASSIGNEE


CORPORATE SEAL OF                      CONTINENTAL RESOURCES, INC.
CONTINENTAL RESOURCES, INC.

ATTEST:


By: /s/ RANDY MOEDER                   By: /s/ TOM LUTTRELL
   -------------------------------        -----------------------------------
                                       Tom Luttrell, Vice President-Land



                             (ACKNOWLEDGEMENTS ATTACHED)

STATE OF TEXAS      )
                    )  ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by W. FRANK MCCREIGHT, as VICE PRESIDENT OF BASS ENTERPRISES PRODUCTION CO., PERRY R. BASS, INC., SID
R. BASS, INC., LEE M. BASS, INC., KEYSTONE, INC., THRU LINE INC., PRB-GP, INC., LMB-GP, INC., WPH-GP, INC., and GW GENPAR, INC., this 14th day of May, 1998.

     Witness my hand and official seal.

My Commission Expires:
                                             /s/ BETTY H. PALMORE
                                             ----------------------------------
     05/07/2001                              Notary Public
---------------------
NOTARY SEAL OF BETTY H. PALMORE


STATE OF TEXAS      )
                    )  ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by Perry R. Bass, Trustee, this 14th day of May, 1998.

     Witness my hand and official seal.

My Commission Expires:
                                             /s/ BETTY H. PALMORE
                                             ----------------------------------
     05/07/2001                              Notary Public
---------------------
NOTARY SEAL OF BETTY H. PALMORE


STATE OF TEXAS      )
                    )  ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by Sid R. Bass, this 14th day of May, 1998.

     Witness my hand and official seal.

My Commission Expires:
                                             /s/ BETTY H. PALMORE
                                             ----------------------------------
     05/07/2001                              Notary Public
---------------------
NOTARY SEAL OF BETTY H. PALMORE


STATE OF TEXAS      )
                    )  ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by Lee M. Bass, this 14th day of May, 1998.

     Witness my hand and official seal.

My Commission Expires:
                                             /s/ BETTY H. PALMORE
                                             ----------------------------------
     05/07/2001                              Notary Public
---------------------
NOTARY SEAL OF BETTY H. PALMORE

STATE OF TEXAS      )
                    )  ss.
COUNTY OF TARRANT   )

     The foregoing instrument was acknowledged before me by Tom Luttrell as Vice President - Land - for Continental Resources, Inc., this 14th day of May, 1998.

     Witness my hand and official seal.

My Commission Expires:
                                             /s/ BETTY H. PALMORE
                                             ----------------------------------
     05/07/2001                              Notary Public
---------------------
NOTARY SEAL OF BETTY H. PALMORE

                                                EXHIBIT C

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001         49043053070000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 002         49043053230000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 004         49043052760000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 005         49043052820000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 006         49043052730000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 007         49043053010000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 008         49043052860000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 008X        49043207830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 009         49043053030000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 010         49043052650000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 010X        49043207190000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 011         49043052450000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 012         49043052690000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 014         49043052510000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 015         49043052460000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 015X        49043207200000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 016         49043052710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 017         49043052300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 018         49043052870000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 018X        49043207210000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 019         49043052520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 020         49043052700000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 021         49043052530000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 022         49043052320000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 023         49043053040000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 024         49043052380000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 025         49043052400000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 026         49043052980000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 027         49043052390000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 028         49043052670000      COTTONWOOD CREEK      BEPCO           PA

PP NO.   PROPERTY NAME/WELL NAME              LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------              --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001            SW SW 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 002            SW NE 03 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 004            SE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 005            NW SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 006            NW NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 007            NW NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008            NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008X           NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 009            NW NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010            NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010X           NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 011            NW SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 012            NW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 014            NW SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015            NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015X           NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 016            NW NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 017            NW NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018            NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018X           NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 019            NW SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 020            NW NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 021            NW SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 022            NW NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 023            NW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 024            NW NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 025            NW NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 026            NW NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 027            NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 028            NW NW 14 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029         49043052490000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 030         49043052950000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 031         49043052500000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 032         49043052360000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 033         49043052480000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 034         49043052680000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 035         49043052840000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 036         49043052340000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 037         49043052970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 038         49043052350000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 039         49043052830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 040         49043051960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 041         49043053160000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 042         49043052810000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 043         49043053710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 044         49043052640000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 045         49043052960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 046         49043052990000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 047         49043053300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 048         49043052780000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 050         49043052660000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 051         49043052330000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 052         49043052630000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 053         49043053290000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 054         49043053520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 055         49043053130000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 059         49043051970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 060         49043051920000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 061         49043051940000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 062         49043051950000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 063         49043051870000      COTTONWOOD CREEK      BEPCO           PRD

  PP NO. PROPERTY NAME/WELL NAME            LOCATION           WI            NRI(1)        ORI(2)
  ------ -----------------------            --------           --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029          NW SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 030          NW NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 031          NW SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 032          NW NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 033          NW SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 034          NW NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 035          NW SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 036          NW NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 037          NW NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 038          NW NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 039          NW SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 040          NW SE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 041          NW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 042          NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 043          NW NE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 044          NW NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 045          NW NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 046          NW NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 047          NW NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 048          NW SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 050          NW NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 051          NW NE 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 052          NW NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 053          NW NE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 054          NW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 055          NW SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 059          NW SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 060          NW SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 061          NW SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 062          NW SE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 063          NW NE 26 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064         49043051880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 066         49043052940000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 067         49043052880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 068         49043052770000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 069         49043052920000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 070         49043052720000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 070X        49043207170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 071         49043052620000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 072         49043052750000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 073         49043052570000      COTTONWOOD CREEK      BEPCO         SI
         COTTONWOOD CREEK UNIT 074         49043052580000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 074X        49043208070000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 075         49043052410000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 077         49043052470000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 078         49043052850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 081         49043051860000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 081A        49043206300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 082         49043052740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 083         49043052910000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 084         49043053020000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 086         49043052930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 087         49043052790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 088         49043055890000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 089         49043200180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 090         49043200170000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 091         49043200220000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 092         49043056060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 094         49043200090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 095         49043200350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 096         49043200310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 097         49043200360000      COTTONWOOD CREEK      BEPCO         PRD

  PP NO. PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
  ------ -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064           NW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 066           SW NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 067           NW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 068           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 069           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070           NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070X          NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 071           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 072           NW NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 073           NW SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074X          SW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 075           NW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 077           NW SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 078           NW SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081           NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081A          NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 082           NW NE 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 083           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 084           NW NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 086           NW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 087           NE SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 088           SE SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 089           SE NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 090           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 091           SE SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 092           SE SE 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 094           SE SW 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 095           SE SW 06 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 096           NW SW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 097           SE SE 02 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098         49043200550000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 101         49043201130000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 102         49043201880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 103         49043201900000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 104         49043201520000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 105         49043201850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 106         49043201830000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 107         49043203870000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 108         49043201970000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 111         49043202110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 113         49043202150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 114         49043202140000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 115         49043202170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 116         49043202160000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 118         49043202180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 120         49043203110000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 121         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 122         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 123         49043204310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 124         49043204380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 125         49043204300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 126         49043204320000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 127         49043204370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 128         49043204430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 129         49043204590000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 130         49043204500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 131         49043204510000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 132         49043204580000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 133         49043204570000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 134         49043204560000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 134X        49043207300000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098           NW SE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 101           NW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 102           NW NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 103           SE SE 22 47N 91W   .91098601     .76677372     .00004650
         COTTONWOOD CREEK UNIT 104           SE SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 105           SE NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 106           SE SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 107           SE SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 108           SE NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 111           NE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 113           SE NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 114           SE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 115           SE NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 116           SW NW 22 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 118           SE NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 120           SE NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 121           NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 122           SW SW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 123           SE SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 124           SE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 125           SE NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 126           SE SW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 127           SE NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 128           SE SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 129           SE SW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 130           SE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 131           SE NE 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 132           SE SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 133           SE NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134           SE NW 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134X          SE NW 27 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135         49043204650000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 136         49043204630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 139         49043204930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 141         49043264850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 145         49043205040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 151         49043205680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 156         49043205640000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 157         49043205790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 158         49043205650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 159         49043205660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 160         49043205800000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 161         49043205810000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 162         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 163         49043205670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 166         49043205840000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 167         49043206110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 168         49043206050000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 169         49043206040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 171         49043206060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 172         49043206090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 173         49043206130000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 174         49043206150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 175         49043206120000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 179         49043206200000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 180         49043206210000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 182         49043206190000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 183         49043206350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 184         49043206370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043206380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 186         49043206420000      COTTONWOOD CREEK      BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135           NW SE 31 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 136           SW SE 07 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 139           SE NW 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 141           SE SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 145           SE SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 151           SE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 156           NW NE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 157           SE NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 158           SE SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 159           SE SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 160           SE NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 161           SE NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 162           SE NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 163           SE NW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 165           SE NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 166           SE SW 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 167           SW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 168           SE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 169           SW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 171           NE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 172           NE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 173           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 174           SE SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 175           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 179           SE SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 180           SE SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 182           SE NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 183           NW NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 184           SW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 185           NW NE 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 186           NW SW 17 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 5

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 199         49043206480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 200         49043206470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 201         49043206460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 208         49043206490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 210         49043207290000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 211         49043207270000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 212         49043207280000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 213         49043207260000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 214         49043207390000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 215         49043207410000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 216         49043207420000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 217         49043207350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 218         49043207360000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 219         49043207400000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 220         49043207370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 221         49043207430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 222         49043207450000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 223         49043207460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 224         49043207470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 225         49043207490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 226         49043207500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 227         49043207480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 228         49043207630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 229         49043207650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 230         49043207660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 231         49043207670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 232         49043207680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 233         49043207690000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 234         49043207740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 235         49043207730000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 236         49043207700000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
         COTTONWOOD CREEK UNIT 199           SE  NE 18 47N 90W   .91098801     .76577372     .00004650
         COTTONWOOD CREEK UNIT 200           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 201           SE  NW 13 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 208           SE  NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 210           SE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 211           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 212           SE  SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 213           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 214           SE  SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 215           SE  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 216           NE  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 217           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 218           SE  NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 219           SW  SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 220           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 221           SE  SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 222           NW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 223           NE  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 224           SW  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 225           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 226           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 227           SW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 228           SW  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 229           NE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 230           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 231           NW  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 232           SE  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 233           SE  SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 234           LOT 05 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 235           NW  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 236           NE  NE 13 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                   Page: 6

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
  ------ -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237         49043207620000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 238         49043207520000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 239         49043207530000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 240         49043207710000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 241         49043207720000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 242         49043207750000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 243         49043207840300      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 244         49043207850000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 245         49043207980000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 246         49043207950000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 247         49043207960000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 248         49043207970000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 249         49043208010000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 250         49043207990000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 251         49043208050000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 252         49043207770000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 253         49043207780000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 254         49043207790000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 255         49043207800000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 256         49043207810000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 257         49043207820000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 258         49043208000000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 259         49043208020000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 260         49043208030000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 261         49043207860000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 263         49043207880000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 267         49043208190000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 269         49043208210000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 271         49043208110000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 272         49043208150000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 273         49043208120000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237           NE NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 238           NW SW 33 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 239           SW NE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 240           SW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 241           SE NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 242           SE NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 243           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 244           SW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 245           NE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 246           SW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 247           SE NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 248           NE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 249           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 250           NE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 251           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 252           SW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 253           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 254           NE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 255           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 256           SW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 257           SE NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 258           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 259           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 260           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 261           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 263           SW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 267           NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 269           SW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 271           NE NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 272           SE SE 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 273           NE NW 12 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 7

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR  01/01/98
  ------ -----------------------           ---                 -----                 --------  --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274         49043208130000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 275         49043208140000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 276         49043208170000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 277         49043208080000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 278         49043208090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 279         04043208060000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 280         49043208100000      COTTONWOOD CREEK      BEPCO        PRD

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                 49043053000000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 110                 49043202070000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 117                 49043202190000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 119                 49043202310000      COTTONWOOD CREEK      BEPCO        PRD

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189          49043206400000      COTTONWOOD CREEK      BEPCO        PRD

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190          49043206410000      COTTONWOOD CREEK      BEPCO        PRD

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056          49043053510000      COTTONWOOD CREEK      BEPCO        TA

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076          49043052800000      COTTONWOOD CREEK      BEPCO        TA

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085          49043051850000      COTTONWOOD CREEK      BEPCO        TA

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197          49043206440000      COTTONWOOD CREEK      BEPCO        TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 275           NE SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 276           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 277           NW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 278           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 279           NE NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 280           NW NE 16 47N 90W   .91098801     .76677372     .00004650

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                   NW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 110                   SW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 117                   NW SE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 119                   NE NW 07 47N 90W   1.00000000    .83746144     .00000000

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189            NW SE 07 47N 91W   1.00000000    .82500000     .00000000

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190            NW NW 08 47N 91W   1.00000000    .82500000     .00000000

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056            NW SW 32 48N 91W    .91956760    .80462150     .00000000

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076            NW SW 08 47N 91W    .92203300    .67747480     .00000000

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085            NW NW 27 47N 91W    .91328560    .73088980     .00000000

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197            NW SE 09 47N 90W   1.00000000    .81500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 8

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                  OPERATOR   01/01/98
------   -----------------------           ---                 -----                  --------   --------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209         49043202580000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109          49043202050000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262          49043207870000      COTTONWOOD CREEK         BEPCO       PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209           NE NW 8  47N 90W  .00000000     .00000000     .00000000

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109            NW SE 17 47N 91W  .91098801     .76677372     .00004650

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262            SE SW 05 47N 91W  .91000750     .75075619     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 9

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1196001  COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1             49043201540000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 11-1            49043201700000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 14-1            49043201760000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 16-1            49043201410000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 16-1X           49043207230000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 18-1            49043056030000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1            49043201490000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1X           49043206170000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 20-1            49043201500000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 20-1X           49043207240000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 21-1            49043201740000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 22-1            49043201840000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 23-1            49043201860000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 24-1            49043200080000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 26-1            49043206280000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 27-1            49043206270000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 28-1            49043206260000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 29-1            49043207920000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 3-1             49043051750000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 30-1            49043208160000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 31-1            49043208220000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
 1196001 COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1               LOT  5    01  46N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 11-1              NW   SE   31  47N  90W   .96870790     .81103222     .00061500
         CC EXTENSION UNIT 14-1              LOT  14   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1              NW   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1X             LOT  7    31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 18-1              NE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1X             LOT  13   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1              LOT  20   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1X             LOT  18   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 21-1              SW   SW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 22-1              SW   NW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 23-1              SW   NE   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 24-1              NW   NE   36  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 26-1              SE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 27-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 28-1              SE   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 29-1              NW   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 3-1               SW   SW   29  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 30-1              SE   SE   26  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 31-1              LOT  08   31  47N  90W   .96870790     .81103222     .00061900


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NO WATER CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11            49043200970000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 12            49043201100000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 14            49043201330000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 17            49043207640000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 18            49043207930000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 19            49043208260000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 2             49043200280000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 20            49043208250000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 3             49043200450000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 5             49043200530000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 6             49043200640000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 7             49043200690000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 9             49043200810000      NO WATER CREEK        BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------             --------              --            ------        ------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11              SW   NW 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 12              NW   SE 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 14              NE   SW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 17              LOT  16 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 18              LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 19              LOT  11 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 2               LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 20              SE   NW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 3               LOT  22 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 5               LOT  16 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 6               LOT  19 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 7               SW   SE 31 47N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 9               LOT  09 05 46N 91W   .94441730     .78727357     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------  -----------------------            ---                 -----                 --------   --------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2            49043050020000      SLICK CREEK           BEPCO         DAI
         SLICK CREEK PHOSPHORIA 02         49043050020000      SLICK CREEK           BEPCO         TA
         SLICK CREEK PHOSPHORIA 03         49043051620000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 05         49043051700000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 06         49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 07         49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 1          49043051670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 10         49043201520000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 11         49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 12         49043201580000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 21         49043210990000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 22         49043202250000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 30         49043205330000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 34-43      49043206530000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 35-31      49043206360000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 4          49043051610000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 8          49043051640000      SLICK CREEK           BEPCO         TA

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13           49043201630000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 15           49043201640000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 19           49043201690000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 20           49043201670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 8            49043051640000      SLICK CREEK           BEPCO         PA

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06              49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 07              49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 11              49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 16              49043201650000      SLICK CREEK           BEPCO         PA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2              SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 02           SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 03           LOT 8  02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 05           SE  NW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 06           SE  NW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 07           NE  SE 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 1            SE  NE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 10           SE  SW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 11           SE  SE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 12           NE  SW 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 21           NW  NE 02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 22           NE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 30           NE  SW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 34-43        SE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 35-31        NW  SE 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 4            LOT 8  03 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 8            SW  SE 34 47N 92W   1.00000000    .86266071     .00054626

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13             NW  SE 34 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 15             LOT 8  02 46N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 19             NW  SE 33 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 20             NW  SW 35 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 8              SW  SE 34 47N 92W   1.00000000    .86500050     .00103100

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06                SE  NW 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 07                NE  SE 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 11                SE  SE 32 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 16                NE  SW 32 47N 92W   .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17              49043201660000      SLICK CREEK             BEPCO       PA

SLICK CREEK UNIT

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17                LOT 8 03 46N 92W        .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SOUTH FRISBY UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                    49043202040000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 24-33                49043206390000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 3                    49043202350000      SOUTH FRISBY          BEPCO      TA
         SOUTH FRISBY 4                    49043202600000      SOUTH FRISBY          BEPCO      PA
         SOUTH FRISBY 6                    49043202950000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 7                    49043203940000      SOUTH FRISBY          BEPCO      PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------            --------                 --            ------        ------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                     NW SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 24-33                 SE SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 3                     SE NW 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 4                     NE NE 25 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 6                     LOT 9 30 47N 91W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 7                     SE NW 30 47N 91W         1.00000000    .86004334     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (COOP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1             49043203730000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 35-44            49043205970000      COTTONWOOD CREEK      BEPCO        PRD

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1             49043204090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 36-24            49043205690000      COTTONWOOD CREEK      BEPCO        PRD

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2             49043204050000      COTTONWOOD CREEK      BEPCO        PRD

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3             49043204020000      COTTONWOOD CREEK      BEPCO        PRD

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1              49043204260000      COTTONWOOD CREEK      BEPCO        PRD

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34             49043204730000      COTTONWOOD CREEK      BEPCO        PRD

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23            49043206250000      COTTONWOOD CREEK      BEPCO        PRD

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23            49043206500000      COTTONWOOD CREEK      BEPCO        PRD

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41            49043206450000      COTTONWOOD CREEK      BEPCO        TA

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21            49043206510000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1               NW NE 35 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 35-44              NE NE 35 47N 91W   1.00000000    .81250000     .00000000

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1               SW NW 36 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 36-24              NE SW 36 47N 91W   1.00000000    .81250000     .00000000

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2               NW NW 35 47N 91W   1.00000000    .81562500     .00000000

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3               NW SE 35 47N 91W   1.00000000    .81250000     .00000000

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1                LOT 11 2 46N 91W   1.00000000    .81250000     .00000000

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34               NE SE 2  46N 91W   1.00000000    .82500000     .00000000

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23              SE SW 26 47N 91W   1.00000000    .70312500     .00187500

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23              SE SW 21 47N 91W   1.00000000    .80937500     .06562500

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41              NW NE 28 47N 91W   1.00000000    .73125000     .01875000

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21              NW SW 26 47N 91W   1.00000000    .71290000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                49043051760000      COTTONWOOD CREEK      BEPCO        PRD

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                    49043051730000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 3                    49043200500000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 4                    49043200510000      COTTONWOOD CREEK      BEPCO        PA
         SCHRANTZ USA 5                    49043208240000      COTTONWOOD CREEK      BEPCO        PRD

1252202  TOLMAN USA
         TOLMAN USA 2                      49043200330000      COTTONWOOD CREEK      BEPCO        PRD
         TOLMAN USA 3                      49043200590000      COTTONWOOD CREEK      BEPCO        PRD

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                  49043203830000      COTTONWOOD CREEK      BEPCO        PRD

1252204  FAURE USA
         USA FAURE 1                       49043200430000      RATTLESNAKE           BEPCO        PRD
         USA FAURE 2                       49043200570000      RATTLESNAKE           BEPCO        PA
         USA FAURE 4                       49043201020000      RATTLESNAKE           BEPCO        PRD

1252205  FAURE "A" USA
         USA FAURE A2-2                    49043203840000      RATTLESNAKE           BEPCO        PRD

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                49043200770000      RATTLESNAKE           BEPCO        PRD

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                   49043201090000      RATTLESNAKE           BEPCO        PA

1252211  ROME FEDERAL
         ROME FEDERAL 1                    49043201720000      SLICK CREEK           BEPCO        PRD

PP NO.  PROPERTY NAME/WELL NAME            LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                 NW SE 27 47N 91W   1.00000000    .71500000     .00000000

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                     NW NE 33 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 3                     SW SE 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 4                     SW SW 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 5                     NE SW 32 47N 91W   1.00000000    .79375000     .05035164

1252202  TOLMAN USA
         TOLMAN USA 2                       NW SW 28 47N 91W   1.00000000    .87500000     .00000000
         TOLMAN USA 3                       NW NW 28 47N 91W   1.00000000    .87500000     .00000000

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                   LO 12 07 47N  91W   .55480654     .47179217     .00000000

1252204  FAURE USA
         USA FAURE 1                        NW NW 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 2                        NW SE 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 4                        NW SW 11 47N 92W   1.00000000    .82500000     .00000000

1252205  FAURE "A" USA
         USA FAURE A2-2                     NE NE 02 47N 92W   1.00000000    .82500000     .00000000

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                 NW NW 13 47N 92W   1.00000000    .82500000     .00000000

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                    NW NW 12 47N 92W   1.00000000    .84900000     .00000000

1252211  ROME FEDERAL
         ROME FEDERAL 1                     SE SE 02 46N 92W   1.00000000    .81250000     .06250000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                  49043202610000      NEIBER DOME           BEPCO         PRD

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                    49043202630000      SOUTH FRISBY          BEPCO         PRD
         SOUTH FRISBY 8                    49043203950000      SOUTH FRISBY          BEPCO         PRD

1252217  CALDWELL USA #20
         CALDWELL 1-20                     49043203960000      COTTONWOOD CREEK      BEPCO         PRD
         CALDWELL 2-20                     49043203990000      COTTONWOOD CREEK      BEPCO         PRD

1252218  SMITH USA #30
         SMITH USA 1-30                    49043203620000      SOUTH FRISBY          BEPCO         PRD

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23              49043204960000      SOUTH FRISBY          BEPCO         PRD

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1         49043203520000      SOUTH FRISBY          BEPCO         PRD

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                  49043200540000      NO WATER CREEK        BEPCO         PA

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                  49043201180000      NO WATER CREEK        BEPCO         TA

1252330  NO WATER CREEK #13
         NO WATER CREEK 13                 49043201230000      NO WATER CREEK        BEPCO         TA

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                 49043201290000      NO WATER CREEK        BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                    LOT 15 19 45N 92W   .76909143     .67295528     .00000000

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                      LOT 9  19 47N 91W   1.00000000    .85500000     .00000000
         SOUTH FRISBY 8                      NE  NE 24 47N 92W   1.00000000    .85500000     .00000000

1252217  CALDWELL USA #20
         CALDWELL 1-20                       SW  SW 20 47N 91W   1.00000000    .84000000     .00000000
         CALDWELL 2-20                       SW  NW 20 47N 91W   1.00000000    .84000000     .00000000

1252218  SMITH USA #30
         SMITH USA 1-30                      NE  NE 30 47N 91W   1.00000000    .84750000     .00000000

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23                SE  NE 23 47N 92W   1.00000000    .87500000     .00000000

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1           NW  SE 19 47N 91W   1.00000000    .85250000     .00000000

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                    LOT 9  31 47N 91W   1.00000000    .82500000     .00000000

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                    SW  NE 31 47N 91W   1.00000000    .82500000     .00000000

252330   NO WATER CREEK #13
         NO WATER CREEK 13                   LOT 11 05 46N 91W   1.00000000    .84500000     .00000000

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                   SW  NE 05 46N 91W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36              49043203040000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #2-36              49043203140000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #3-36              49043203210000      RATTLESNAKE           BEPCO         PA
         CHAMBERS STATE #4-36              49043207940000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #5-36              49043208200000      RATTLESNAKE           BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36               SW SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #2-36               SW SE 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #3-36               SW NW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #4-36               NE SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #5-36               SW NE 36 48N 92W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3             49043203460000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-4             49043205420000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                   49043202960000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PA

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1             49043203310000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-2             49043203470000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-3             49043205560000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1             49043203200000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-5             49043205740000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                   49043203920000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         BRENT FEDERAL 3                   49043203930000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         FEDERAL 32-1                      49043205090000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2               49043203300000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PRD

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                  49043202920000      RATTLESNAKE           SAMSON RESOURCES CORP         SI

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2            49043202940000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         SI

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                   49043202810000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.       PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION               WI            NRI(1)        ORI(2)
------   -----------------------            --------               --            ------        ------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3              SE  NW 18 47N 91W     .00000000     .00000000     .09000000
         ALTUS GOVERNMENT 18-4              NW  NW 18 47N 91W     .00000000     .00000000     .09000000

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                    SW  SW 29 47N 91W     .00000000     .00000000     .00000000

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1              NE  NE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-2              NE  SE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-3              NW  NE 13 47N 92W     .00000000     .00000000     .09500000

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1              Lot 12 18 47N 91W     .00000000     .00000000     .08874760
         ALTUS GOVERNMENT 18-5              NE  SW 18 47N 91W     .00000000     .00000000     .08874760

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                    SW  NE 32 47N 91W     .00000000     .00000000     .09472400
         BRENT FEDERAL 3                    SW  NW 33 47N 91W     .00000000     .00000000     .09472400
         FEDERAL 32-1                       NE  NE 32 47N 91W     .00000000     .00000000     .09472400

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2                SW  NW 29 47N 91W     .04848480     .03636360     .09000000

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                   NW  NW 14 47N 92W     .00000000     .00000000     .06250000

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2             SW  NW 01 47N 92W     .00000000     .00000000     .01875000

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                    SW  SW 27 47N 92W     .26666640     .19999980     .08500000


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                49043204440000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                49043204480000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252316  SCHETTERLY #1-30
         ALTUS SCHETTERLY 1-30             49043203630000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                49043204330000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24               49043204600000      FRISBY SOUTH          BRENT EXPLORATION, INC.        PRD

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                49043205360000      FRISBY SOUTH          ANDERSON MYERS                 PA

1252320  TENNECO USA #1
         TENNECO USA 1                     49043205910000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                   49043202990000      SOUTH FORK            MARKUS PRODUCTION, INC.        PRD

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                   49043202890000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.        SI

1252324  TENNECO USA 2
         TENNECO USA 2                     49043206080000      COTTONWOOD CREEK      WYOMING RESOURCES              PA

1252325  TENNECO USA #3
         TENNECO USA 3                     49043206230000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------            --------              --            ------        ------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                 NE SW 01 46N 92W     .00000000     .00000000     .05000000

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                 SE SE 01 46N 92W     .00000000     .00000000     .05000000

1252316  SCHETTERLY #1-30
         ALTUS SATTTERLY 1-30               NE SE 30 47N 91W     .00000000     .00000000     .06500000

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                 NE NW 25 47N 92W     .00000000     .00000000     .05000000

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24                SW SW 24 47N 92W     .00000000     .00000000     .05000000

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                 SW NE 25 47N 92W     .00000000     .00000000     .00000000

1252320  TENNECO USA #1
         TENNECO USA 1                      SW SE 25 47N 92W     .00000000     .00000000     .10000000

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                    SE NW 25 46N 92W     .00000000     .00000000     .12500000

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                    NE NE 36 47N 92W     .26666640     .19999980     .03750000

1252324  TENNECO USA 2
         TENNECO USA 2                      SE SW 28 47N 91W     .00000000     .00000000     .00000000

1252325  TENNECO USA #3
         TENNECO USA 3                      SE NW 28 47N 91W     .12500000     .11312500     .05000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------

1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                     49043206330000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.           SI

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1                  49043203910000      COTTONWOOD CREEK      BRENT EXPLORATION CO            SI

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3            49043203390000      RATTLESNAKE           HANSON OPERATING COMPANY        PRD

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1                   49043201140000      RATTLESNAKE           MARKUS PRODUCTION, INC.         SI

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3            49043203030000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4            49043203010000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1                   49043202970000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2                   49043203050000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24           49043207100000      MARSHALL              UNION PACIFIC RESOURCES         PRD

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25               49003208230000      SAGEBUSH              ALV COMPANY                     PRD

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26                   49003208270000      SAGEBUSH              ALV COMPANY                     PRD

PP NO.   PROPERTY NAME/WELL NAME       LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------       --------             --            ------        ------
1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                 SE NW 11 47N 92W     .05000000     .04245000     .00000000

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1              NE NW 31 47N 91W     .00000000     .00000000     .09000000

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3        SW SE 16 47N 91W     .10000000     .08350000     .00000000

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1               NW NE 14 47N 92W     .26666640     .19999978     .06250000

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3        SW NE 01 47N 92W     .25291700     .18652630     .01875000

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4        SW SE 01 47N 92W     .22736810     .16768400     .01875000

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1               SW SE 28 47N 92W     .04848480     .03636360     .08500000

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2               NE NW 36 47N 92W     .22736810     .17052610     .03750000

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24       SW SE 24 48N 92W     .00000000     .00000000     .03187499

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25           NW SW 25 51N 92W     .00000000     .00000000     .00830000

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26               SW NE 26 51N 92W     .00000000     .00000000     .04000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001         49043053070000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 002         49043053230000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 004         49043052760000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 005         49043052820000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 006         49043052730000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 007         49043053010000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 008         49043052860000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 008X        49043207830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 009         49043053030000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 010         49043052650000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 010X        49043207190000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 011         49043052450000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 012         49043052690000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 014         49043052510000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 015         49043052460000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 015X        49043207200000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 016         49043052710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 017         49043052300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 018         49043052870000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 018X        49043207210000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 019         49043052520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 020         49043052700000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 021         49043052530000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 022         49043052320000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 023         49043053040000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 024         49043052380000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 025         49043052400000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 026         49043052980000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 027         49043052390000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 028         49043052670000      COTTONWOOD CREEK      BEPCO           PA

PP NO.   PROPERTY NAME/WELL NAME              LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------              --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001            SW SW 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 002            SW NE 03 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 004            SE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 005            NW SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 006            NW NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 007            NW NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008            NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008X           NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 009            NW NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010            NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010X           NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 011            NW SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 012            NW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 014            NW SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015            NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015X           NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 016            NW NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 017            NW NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018            NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018X           NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 019            NW SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 020            NW NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 021            NW SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 022            NW NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 023            NW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 024            NW NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 025            NW NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 026            NW NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 027            NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 028            NW NW 14 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029         49043052490000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 030         49043052950000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 031         49043052500000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 032         49043052360000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 033         49043052480000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 034         49043052680000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 035         49043052840000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 036         49043052340000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 037         49043052970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 038         49043052350000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 039         49043052830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 040         49043051960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 041         49043053160000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 042         49043052810000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 043         49043053710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 044         49043052640000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 045         49043052960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 046         49043052990000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 047         49043053300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 048         49043052780000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 050         49043052660000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 051         49043052330000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 052         49043052630000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 053         49043053290000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 054         49043053520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 055         49043053130000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 059         49043051970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 060         49043051920000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 061         49043051940000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 062         49043051950000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 063         49043051870000      COTTONWOOD CREEK      BEPCO           PRD

  PP NO. PROPERTY NAME/WELL NAME            LOCATION           WI            NRI(1)        ORI(2)
  ------ -----------------------            --------           --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029          NW SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 030          NW NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 031          NW SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 032          NW NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 033          NW SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 034          NW NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 035          NW SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 036          NW NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 037          NW NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 038          NW NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 039          NW SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 040          NW SE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 041          NW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 042          NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 043          NW NE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 044          NW NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 045          NW NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 046          NW NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 047          NW NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 048          NW SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 050          NW NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 051          NW NE 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 052          NW NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 053          NW NE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 054          NW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 055          NW SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 059          NW SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 060          NW SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 061          NW SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 062          NW SE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 063          NW NE 26 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064         49043051880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 066         49043052940000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 067         49043052880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 068         49043052770000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 069         49043052920000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 070         49043052720000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 070X        49043207170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 071         49043052620000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 072         49043052750000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 073         49043052570000      COTTONWOOD CREEK      BEPCO         SI
         COTTONWOOD CREEK UNIT 074         49043052580000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 074X        49043208070000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 075         49043052410000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 077         49043052470000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 078         49043052850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 081         49043051860000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 081A        49043206300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 082         49043052740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 083         49043052910000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 084         49043053020000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 086         49043052930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 087         49043052790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 088         49043055890000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 089         49043200180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 090         49043200170000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 091         49043200220000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 092         49043056060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 094         49043200090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 095         49043200350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 096         49043200310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 097         49043200360000      COTTONWOOD CREEK      BEPCO         PRD

  PP NO. PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
  ------ -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064           NW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 066           SW NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 067           NW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 068           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 069           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070           NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070X          NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 071           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 072           NW NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 073           NW SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074X          SW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 075           NW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 077           NW SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 078           NW SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081           NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081A          NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 082           NW NE 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 083           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 084           NW NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 086           NW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 087           NE SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 088           SE SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 089           SE NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 090           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 091           SE SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 092           SE SE 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 094           SE SW 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 095           SE SW 06 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 096           NW SW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 097           SE SE 02 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098         49043200550000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 101         49043201130000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 102         49043201880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 103         49043201900000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 104         49043201520000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 105         49043201850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 106         49043201830000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 107         49043203870000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 108         49043201970000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 111         49043202110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 113         49043202150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 114         49043202140000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 115         49043202170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 116         49043202160000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 118         49043202180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 120         49043203110000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 121         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 122         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 123         49043204310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 124         49043204380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 125         49043204300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 126         49043204320000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 127         49043204370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 128         49043204430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 129         49043204590000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 130         49043204500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 131         49043204510000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 132         49043204580000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 133         49043204570000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 134         49043204560000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 134X        49043207300000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098           NW SE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 101           NW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 102           NW NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 103           SE SE 22 47N 91W   .91098601     .76677372     .00004650
         COTTONWOOD CREEK UNIT 104           SE SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 105           SE NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 106           SE SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 107           SE SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 108           SE NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 111           NE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 113           SE NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 114           SE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 115           SE NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 116           SW NW 22 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 118           SE NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 120           SE NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 121           NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 122           SW SW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 123           SE SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 124           SE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 125           SE NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 126           SE SW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 127           SE NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 128           SE SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 129           SE SW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 130           SE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 131           SE NE 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 132           SE SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 133           SE NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134           SE NW 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134X          SE NW 27 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135         49043204650000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 136         49043204630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 139         49043204930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 141         49043264850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 145         49043205040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 151         49043205680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 156         49043205640000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 157         49043205790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 158         49043205650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 159         49043205660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 160         49043205800000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 161         49043205810000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 162         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 163         49043205670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 166         49043205840000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 167         49043206110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 168         49043206050000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 169         49043206040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 171         49043206060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 172         49043206090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 173         49043206130000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 174         49043206150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 175         49043206120000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 179         49043206200000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 180         49043206210000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 182         49043206190000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 183         49043206350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 184         49043206370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043206380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 186         49043206420000      COTTONWOOD CREEK      BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135           NW SE 31 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 136           SW SE 07 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 139           SE NW 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 141           SE SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 145           SE SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 151           SE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 156           NW NE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 157           SE NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 158           SE SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 159           SE SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 160           SE NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 161           SE NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 162           SE NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 163           SE NW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 165           SE NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 166           SE SW 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 167           SW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 168           SE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 169           SW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 171           NE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 172           NE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 173           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 174           SE SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 175           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 179           SE SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 180           SE SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 182           SE NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 183           NW NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 184           SW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 185           NW NE 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 186           NW SW 17 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 5

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 199         49043206480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 200         49043206470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 201         49043206460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 208         49043206490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 210         49043207290000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 211         49043207270000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 212         49043207280000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 213         49043207260000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 214         49043207390000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 215         49043207410000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 216         49043207420000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 217         49043207350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 218         49043207360000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 219         49043207400000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 220         49043207370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 221         49043207430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 222         49043207450000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 223         49043207460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 224         49043207470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 225         49043207490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 226         49043207500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 227         49043207480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 228         49043207630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 229         49043207650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 230         49043207660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 231         49043207670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 232         49043207680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 233         49043207690000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 234         49043207740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 235         49043207730000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 236         49043207700000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------

1277601  COTTONWOOD CREEK UNIT - PHOSPH

         COTTONWOOD CREEK UNIT 199           SE  NE 18 47N 90W   .91098801     .76577372     .00004650
         COTTONWOOD CREEK UNIT 200           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 201           SE  NW 13 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 208           SE  NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 210           SE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 211           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 212           SE  SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 213           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 214           SE  SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 215           SE  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 216           NE  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 217           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 218           SE  NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 219           SW  SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 220           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 221           SE  SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 222           NW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 223           NE  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 224           SW  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 225           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 226           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 227           SW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 228           SW  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 229           NE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 230           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 231           NW  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 232           SE  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 233           SE  SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 234           LOT 05 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 235           NW  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 236           NE  NE 13 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                   Page: 6

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
  ------ -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237         49043207620000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 238         49043207520000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 239         49043207530000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 240         49043207710000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 241         49043207720000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 242         49043207750000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 243         49043207840300      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 244         49043207850000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 245         49043207980000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 246         49043207950000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 247         49043207960000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 248         49043207970000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 249         49043208010000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 250         49043207990000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 251         49043208050000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 252         49043207770000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 253         49043207780000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 254         49043207790000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 255         49043207800000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 256         49043207810000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 257         49043207820000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 258         49043208000000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 259         49043208020000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 260         49043208030000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 261         49043207860000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 263         49043207880000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 267         49043208190000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 269         49043208210000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 271         49043208110000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 272         49043208150000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 273         49043208120000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237           NE NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 238           NW SW 33 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 239           SW NE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 240           SW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 241           SE NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 242           SE NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 243           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 244           SW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 245           NE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 246           SW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 247           SE NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 248           NE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 249           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 250           NE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 251           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 252           SW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 253           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 254           NE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 255           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 256           SW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 257           SE NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 258           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 259           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 260           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 261           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 263           SW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 267           NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 269           SW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 271           NE NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 272           SE SE 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 273           NE NW 12 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 7

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR  01/01/98
  ------ -----------------------           ---                 -----                 --------  --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274         49043208130000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 275         49043208140000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 276         49043208170000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 277         49043208080000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 278         49043208090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 279         04043208060000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 280         49043208100000      COTTONWOOD CREEK      BEPCO        PRD

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                 49043053000000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 110                 49043202070000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 117                 49043202190000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 119                 49043202310000      COTTONWOOD CREEK      BEPCO        PRD

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189          49043206400000      COTTONWOOD CREEK      BEPCO        PRD

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190          49043206410000      COTTONWOOD CREEK      BEPCO        PRD

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056          49043053510000      COTTONWOOD CREEK      BEPCO        TA

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076          49043052800000      COTTONWOOD CREEK      BEPCO        TA

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085          49043051850000      COTTONWOOD CREEK      BEPCO        TA

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197          49043206440000      COTTONWOOD CREEK      BEPCO        TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 275           NE SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 276           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 277           NW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 278           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 279           NE NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 280           NW NE 16 47N 90W   .91098801     .76677372     .00004650

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                   NW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 110                   SW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 117                   NW SE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 119                   NE NW 07 47N 90W   1.00000000    .83746144     .00000000

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189            NW SE 07 47N 91W   1.00000000    .82500000     .00000000

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190            NW NW 08 47N 91W   1.00000000    .82500000     .00000000

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056            NW SW 32 48N 91W    .91956760    .80462150     .00000000

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076            NW SW 08 47N 91W    .92203300    .67747480     .00000000

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085            NW NW 27 47N 91W    .91328560    .73088980     .00000000

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197            NW SE 09 47N 90W   1.00000000    .81500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 8

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                  OPERATOR   01/01/98
------   -----------------------           ---                 -----                  --------   --------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209         49043202580000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109          49043202050000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262          49043207870000      COTTONWOOD CREEK         BEPCO       PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209           NE NW 8  47N 90W  .00000000     .00000000     .00000000

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109            NW SE 17 47N 91W  .91098801     .76677372     .00004650

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262            SE SW 05 47N 91W  .91000750     .75075619     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 9

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1196001  COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1             49043201540000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 11-1            49043201700000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 14-1            49043201760000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 16-1            49043201410000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 16-1X           49043207230000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 18-1            49043056030000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1            49043201490000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1X           49043206170000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 20-1            49043201500000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 20-1X           49043207240000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 21-1            49043201740000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 22-1            49043201840000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 23-1            49043201860000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 24-1            49043200080000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 26-1            49043206280000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 27-1            49043206270000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 28-1            49043206260000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 29-1            49043207920000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 3-1             49043051750000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 30-1            49043208160000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 31-1            49043208220000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
 1196001 COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1               LOT  5    01  46N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 11-1              NW   SE   31  47N  90W   .96870790     .81103222     .00061500
         CC EXTENSION UNIT 14-1              LOT  14   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1              NW   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1X             LOT  7    31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 18-1              NE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1X             LOT  13   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1              LOT  20   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1X             LOT  18   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 21-1              SW   SW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 22-1              SW   NW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 23-1              SW   NE   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 24-1              NW   NE   36  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 26-1              SE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 27-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 28-1              SE   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 29-1              NW   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 3-1               SW   SW   29  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 30-1              SE   SE   26  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 31-1              LOT  08   31  47N  90W   .96870790     .81103222     .00061900


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NO WATER CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11            49043200970000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 12            49043201100000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 14            49043201330000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 17            49043207640000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 18            49043207930000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 19            49043208260000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 2             49043200280000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 20            49043208250000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 3             49043200450000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 5             49043200530000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 6             49043200640000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 7             49043200690000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 9             49043200810000      NO WATER CREEK        BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------             --------              --            ------        ------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11              SW   NW 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 12              NW   SE 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 14              NE   SW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 17              LOT  16 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 18              LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 19              LOT  11 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 2               LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 20              SE   NW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 3               LOT  22 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 5               LOT  16 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 6               LOT  19 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 7               SW   SE 31 47N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 9               LOT  09 05 46N 91W   .94441730     .78727357     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------  -----------------------            ---                 -----                 --------   --------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2            49043050020000      SLICK CREEK           BEPCO         DAI
         SLICK CREEK PHOSPHORIA 02         49043050020000      SLICK CREEK           BEPCO         TA
         SLICK CREEK PHOSPHORIA 03         49043051620000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 05         49043051700000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 06         49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 07         49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 1          49043051670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 10         49043201520000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 11         49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 12         49043201580000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 21         49043210990000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 22         49043202250000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 30         49043205330000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 34-43      49043206530000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 35-31      49043206360000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 4          49043051610000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 8          49043051640000      SLICK CREEK           BEPCO         TA

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13           49043201630000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 15           49043201640000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 19           49043201690000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 20           49043201670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 8            49043051640000      SLICK CREEK           BEPCO         PA

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06              49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 07              49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 11              49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 16              49043201650000      SLICK CREEK           BEPCO         PA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2              SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 02           SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 03           LOT 8  02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 05           SE  NW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 06           SE  NW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 07           NE  SE 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 1            SE  NE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 10           SE  SW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 11           SE  SE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 12           NE  SW 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 21           NW  NE 02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 22           NE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 30           NE  SW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 34-43        SE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 35-31        NW  SE 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 4            LOT 8  03 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 8            SW  SE 34 47N 92W   1.00000000    .86266071     .00054626

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13             NW  SE 34 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 15             LOT 8  02 46N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 19             NW  SE 33 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 20             NW  SW 35 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 8              SW  SE 34 47N 92W   1.00000000    .86500050     .00103100

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06                SE  NW 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 07                NE  SE 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 11                SE  SE 32 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 16                NE  SW 32 47N 92W   .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17              49043201660000      SLICK CREEK             BEPCO       PA

SLICK CREEK UNIT

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17                LOT 8 03 46N 92W        .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SOUTH FRISBY UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                    49043202040000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 24-33                49043206390000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 3                    49043202350000      SOUTH FRISBY          BEPCO      TA
         SOUTH FRISBY 4                    49043202600000      SOUTH FRISBY          BEPCO      PA
         SOUTH FRISBY 6                    49043202950000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 7                    49043203940000      SOUTH FRISBY          BEPCO      PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------            --------                 --            ------        ------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                     NW SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 24-33                 SE SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 3                     SE NW 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 4                     NE NE 25 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 6                     LOT 9 30 47N 91W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 7                     SE NW 30 47N 91W         1.00000000    .86004334     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (COOP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1             49043203730000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 35-44            49043205970000      COTTONWOOD CREEK      BEPCO        PRD

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1             49043204090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 36-24            49043205690000      COTTONWOOD CREEK      BEPCO        PRD

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2             49043204050000      COTTONWOOD CREEK      BEPCO        PRD

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3             49043204020000      COTTONWOOD CREEK      BEPCO        PRD

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1              49043204260000      COTTONWOOD CREEK      BEPCO        PRD

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34             49043204730000      COTTONWOOD CREEK      BEPCO        PRD

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23            49043206250000      COTTONWOOD CREEK      BEPCO        PRD

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23            49043206500000      COTTONWOOD CREEK      BEPCO        PRD

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41            49043206450000      COTTONWOOD CREEK      BEPCO        TA

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21            49043206510000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1               NW NE 35 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 35-44              NE NE 35 47N 91W   1.00000000    .81250000     .00000000

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1               SW NW 36 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 36-24              NE SW 36 47N 91W   1.00000000    .81250000     .00000000

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2               NW NW 35 47N 91W   1.00000000    .81562500     .00000000

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3               NW SE 35 47N 91W   1.00000000    .81250000     .00000000

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1                LOT 11 2 46N 91W   1.00000000    .81250000     .00000000

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34               NE SE 2  46N 91W   1.00000000    .82500000     .00000000

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23              SE SW 26 47N 91W   1.00000000    .70312500     .00187500

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23              SE SW 21 47N 91W   1.00000000    .80937500     .06562500

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41              NW NE 28 47N 91W   1.00000000    .73125000     .01875000

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21              NW SW 26 47N 91W   1.00000000    .71290000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                49043051760000      COTTONWOOD CREEK      BEPCO        PRD

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                    49043051730000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 3                    49043200500000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 4                    49043200510000      COTTONWOOD CREEK      BEPCO        PA
         SCHRANTZ USA 5                    49043208240000      COTTONWOOD CREEK      BEPCO        PRD

1252202  TOLMAN USA
         TOLMAN USA 2                      49043200330000      COTTONWOOD CREEK      BEPCO        PRD
         TOLMAN USA 3                      49043200590000      COTTONWOOD CREEK      BEPCO        PRD

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                  49043203830000      COTTONWOOD CREEK      BEPCO        PRD

1252204  FAURE USA
         USA FAURE 1                       49043200430000      RATTLESNAKE           BEPCO        PRD
         USA FAURE 2                       49043200570000      RATTLESNAKE           BEPCO        PA
         USA FAURE 4                       49043201020000      RATTLESNAKE           BEPCO        PRD

1252205  FAURE "A" USA
         USA FAURE A2-2                    49043203840000      RATTLESNAKE           BEPCO        PRD

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                49043200770000      RATTLESNAKE           BEPCO        PRD

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                   49043201090000      RATTLESNAKE           BEPCO        PA

1252211  ROME FEDERAL
         ROME FEDERAL 1                    49043201720000      SLICK CREEK           BEPCO        PRD

PP NO.  PROPERTY NAME/WELL NAME            LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                 NW SE 27 47N 91W   1.00000000    .71500000     .00000000

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                     NW NE 33 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 3                     SW SE 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 4                     SW SW 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 5                     NE SW 32 47N 91W   1.00000000    .79375000     .05035164

1252202  TOLMAN USA
         TOLMAN USA 2                       NW SW 28 47N 91W   1.00000000    .87500000     .00000000
         TOLMAN USA 3                       NW NW 28 47N 91W   1.00000000    .87500000     .00000000

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                   LO 12 07 47N  91W   .55480654     .47179217     .00000000

1252204  FAURE USA
         USA FAURE 1                        NW NW 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 2                        NW SE 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 4                        NW SW 11 47N 92W   1.00000000    .82500000     .00000000

1252205  FAURE "A" USA
         USA FAURE A2-2                     NE NE 02 47N 92W   1.00000000    .82500000     .00000000

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                 NW NW 13 47N 92W   1.00000000    .82500000     .00000000

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                    NW NW 12 47N 92W   1.00000000    .84900000     .00000000

1252211  ROME FEDERAL
         ROME FEDERAL 1                     SE SE 02 46N 92W   1.00000000    .81250000     .06250000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                  49043202610000      NEIBER DOME           BEPCO         PRD

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                    49043202630000      SOUTH FRISBY          BEPCO         PRD
         SOUTH FRISBY 8                    49043203950000      SOUTH FRISBY          BEPCO         PRD

1252217  CALDWELL USA #20
         CALDWELL 1-20                     49043203960000      COTTONWOOD CREEK      BEPCO         PRD
         CALDWELL 2-20                     49043203990000      COTTONWOOD CREEK      BEPCO         PRD

1252218  SMITH USA #30
         SMITH USA 1-30                    49043203620000      SOUTH FRISBY          BEPCO         PRD

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23              49043204960000      SOUTH FRISBY          BEPCO         PRD

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1         49043203520000      SOUTH FRISBY          BEPCO         PRD

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                  49043200540000      NO WATER CREEK        BEPCO         PA

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                  49043201180000      NO WATER CREEK        BEPCO         TA

1252330  NO WATER CREEK #13
         NO WATER CREEK 13                 49043201230000      NO WATER CREEK        BEPCO         TA

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                 49043201290000      NO WATER CREEK        BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                    LOT 15 19 45N 92W   .76909143     .67295528     .00000000

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                      LOT 9  19 47N 91W   1.00000000    .85500000     .00000000
         SOUTH FRISBY 8                      NE  NE 24 47N 92W   1.00000000    .85500000     .00000000

1252217  CALDWELL USA #20
         CALDWELL 1-20                       SW  SW 20 47N 91W   1.00000000    .84000000     .00000000
         CALDWELL 2-20                       SW  NW 20 47N 91W   1.00000000    .84000000     .00000000

1252218  SMITH USA #30
         SMITH USA 1-30                      NE  NE 30 47N 91W   1.00000000    .84750000     .00000000

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23                SE  NE 23 47N 92W   1.00000000    .87500000     .00000000

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1           NW  SE 19 47N 91W   1.00000000    .85250000     .00000000

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                    LOT 9  31 47N 91W   1.00000000    .82500000     .00000000

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                    SW  NE 31 47N 91W   1.00000000    .82500000     .00000000

252330   NO WATER CREEK #13
         NO WATER CREEK 13                   LOT 11 05 46N 91W   1.00000000    .84500000     .00000000

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                   SW  NE 05 46N 91W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36              49043203040000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #2-36              49043203140000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #3-36              49043203210000      RATTLESNAKE           BEPCO         PA
         CHAMBERS STATE #4-36              49043207940000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #5-36              49043208200000      RATTLESNAKE           BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36               SW SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #2-36               SW SE 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #3-36               SW NW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #4-36               NE SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #5-36               SW NE 36 48N 92W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3             49043203460000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-4             49043205420000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                   49043202960000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PA

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1             49043203310000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-2             49043203470000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-3             49043205560000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1             49043203200000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-5             49043205740000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                   49043203920000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         BRENT FEDERAL 3                   49043203930000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         FEDERAL 32-1                      49043205090000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2               49043203300000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PRD

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                  49043202920000      RATTLESNAKE           SAMSON RESOURCES CORP         SI

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2            49043202940000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         SI

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                   49043202810000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.       PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION               WI            NRI(1)        ORI(2)
------   -----------------------            --------               --            ------        ------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3              SE  NW 18 47N 91W     .00000000     .00000000     .09000000
         ALTUS GOVERNMENT 18-4              NW  NW 18 47N 91W     .00000000     .00000000     .09000000

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                    SW  SW 29 47N 91W     .00000000     .00000000     .00000000

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1              NE  NE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-2              NE  SE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-3              NW  NE 13 47N 92W     .00000000     .00000000     .09500000

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1              Lot 12 18 47N 91W     .00000000     .00000000     .08874760
         ALTUS GOVERNMENT 18-5              NE  SW 18 47N 91W     .00000000     .00000000     .08874760

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                    SW  NE 32 47N 91W     .00000000     .00000000     .09472400
         BRENT FEDERAL 3                    SW  NW 33 47N 91W     .00000000     .00000000     .09472400
         FEDERAL 32-1                       NE  NE 32 47N 91W     .00000000     .00000000     .09472400

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2                SW  NW 29 47N 91W     .04848480     .03636360     .09000000

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                   NW  NW 14 47N 92W     .00000000     .00000000     .06250000

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2             SW  NW 01 47N 92W     .00000000     .00000000     .01875000

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                    SW  SW 27 47N 92W     .26666640     .19999980     .08500000


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                49043204440000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                49043204480000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252316  SCHETTERLY #1-30
         ALTUS SCHETTERLY 1-30             49043203630000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                49043204330000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24               49043204600000      FRISBY SOUTH          BRENT EXPLORATION, INC.        PRD

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                49043205360000      FRISBY SOUTH          ANDERSON MYERS                 PA

1252320  TENNECO USA #1
         TENNECO USA 1                     49043205910000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                   49043202990000      SOUTH FORK            MARKUS PRODUCTION, INC.        PRD

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                   49043202890000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.        SI

1252324  TENNECO USA 2
         TENNECO USA 2                     49043206080000      COTTONWOOD CREEK      WYOMING RESOURCES              PA

1252325  TENNECO USA #3
         TENNECO USA 3                     49043206230000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------            --------              --            ------        ------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                 NE SW 01 46N 92W     .00000000     .00000000     .05000000

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                 SE SE 01 46N 92W     .00000000     .00000000     .05000000

1252316  SCHETTERLY #1-30
         ALTUS SATTTERLY 1-30               NE SE 30 47N 91W     .00000000     .00000000     .06500000

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                 NE NW 25 47N 92W     .00000000     .00000000     .05000000

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24                SW SW 24 47N 92W     .00000000     .00000000     .05000000

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                 SW NE 25 47N 92W     .00000000     .00000000     .00000000

1252320  TENNECO USA #1
         TENNECO USA 1                      SW SE 25 47N 92W     .00000000     .00000000     .10000000

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                    SE NW 25 46N 92W     .00000000     .00000000     .12500000

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                    NE NE 36 47N 92W     .26666640     .19999980     .03750000

1252324  TENNECO USA 2
         TENNECO USA 2                      SE SW 28 47N 91W     .00000000     .00000000     .00000000

1252325  TENNECO USA #3
         TENNECO USA 3                      SE NW 28 47N 91W     .12500000     .11312500     .05000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------

1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                     49043206330000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.           SI

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1                  49043203910000      COTTONWOOD CREEK      BRENT EXPLORATION CO            SI

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3            49043203390000      RATTLESNAKE           HANSON OPERATING COMPANY        PRD

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1                   49043201140000      RATTLESNAKE           MARKUS PRODUCTION, INC.         SI

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3            49043203030000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4            49043203010000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1                   49043202970000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2                   49043203050000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24           49043207100000      MARSHALL              UNION PACIFIC RESOURCES         PRD

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25               49003208230000      SAGEBUSH              ALV COMPANY                     PRD

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26                   49003208270000      SAGEBUSH              ALV COMPANY                     PRD

PP NO.   PROPERTY NAME/WELL NAME       LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------       --------             --            ------        ------
1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                 SE NW 11 47N 92W     .05000000     .04245000     .00000000

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1              NE NW 31 47N 91W     .00000000     .00000000     .09000000

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3        SW SE 16 47N 91W     .10000000     .08350000     .00000000

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1               NW NE 14 47N 92W     .26666640     .19999978     .06250000

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3        SW NE 01 47N 92W     .25291700     .18652630     .01875000

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4        SW SE 01 47N 92W     .22736810     .16768400     .01875000

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1               SW SE 28 47N 92W     .04848480     .03636360     .08500000

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2               NE NW 36 47N 92W     .22736810     .17052610     .03750000

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24       SW SE 24 48N 92W     .00000000     .00000000     .03187499

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25           NW SW 25 51N 92W     .00000000     .00000000     .00830000

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26               SW NE 26 51N 92W     .00000000     .00000000     .04000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 3

                                     EXHIBIT "D"

52N/94W                            44N/91W
52N/93W                            44N/90W
52N/92W                            43N/94W
52N/91W                            43N/93W
52N/90W                            43N/92W
51N/94W                            43N/91W
51N/93W                            43N/90W
51N/92W
51N/91W
51N/90W
50N/94W
50N/93W
50N/92W
50N/91W
50N/90W
49N/94W
49N/93W
49N/92W
49N/91W
49N/90W
48N/94W
48N/93W
48N/92.5W
48N/92W
48N/91W
48N/90W
47N/94W
47N/93W
47N/92.5W
47N/92W
47N/91W
47N/90W
46N/94W
46N/93W
46N/92W
46N/91W
46N/90W
45N/94W
45N/93W
45N/92W
45N/91W
45N/90W
44N/94W
44N/93W
44N/92W

                                  EXHIBIT E

                         ASSIGNMENT AND BILL OF SALE


KNOW ALL MEN BY THE PRESENTS:

     This Assignment and Bill of Sale ("Assignment") is made and entered into this _____ day of July, 1998 by and between CONTINENTAL RESOURCES, INC., whose address is P.O. Box 1032, Enid, OK 73702, hereinafter referred to as "Assignor" and HAROLD G. HAMM, AS TRUSTEE OF THE HAROLD G. HAMM REVOCABLE INTERVIVOS TRUST DATED APRIL 23, 1984, whose address is P.O. Box 1032, Enid, OK 73702, hereinafter referred to as "Assignee".

     Assignor, in and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, assign and convey unto Assignee, an undivided fifty percent (50%) of all Assignor's right, title and interest in and to the following:

     (1) All oil & gas leases, overriding royalty interests, mineral and royalty interests, easements and rights-of-way, contractual rights and interests, together with all rights and interests appurtenant thereto or used or obtained in connection therewith which were acquired by Assignor pursuant to each of the Assignment and Bill of Sale documents described on the Exhibit "A" attached hereto, insofar as such interests relate to the lands described on the Exhibit "B" attached hereto;

     (2) All oil and gas wells and interests therein, together with all materials, supplies, machinery, equipment, improvements and other personal property and fixtures located thereon, associated therewith or appurtenant thereto that were acquired by Assignor pursuant to each of the Assignment and Bill of Sale documents described on the Exhibit "A" attached hereto. Such wells are described on Exhibit "C" hereto

     It is Assignor's intent by this Assignment to convey unto Assignee an undivided fifty percent (50%) of all interests of whatsoever nature which Assignor acquired pursuant to the Assignment and Bill of Sale documents described on the Exhibit "A" attached hereto, to be effective as of the same time which Assignor received the interests pursuant to such documents, same as if Assignee had been a party thereto.

     The interest conveyed hereby shall bear it's proportionate part of all royalty interests, overriding royalty interests, production payments and other burdens relating to the interests hereby conveyed. Assignee agrees to assume it's proportionate part of all obligations associated with the interests hereby conveyed and be bound and abide by all contracts, agreements and governmental rules and regulations associated with such interests.

     The conveyance made by this Assignment is effective June 1, 1998 at 7:00 a.m., Mountain Standard Time.

     The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the parties hereto together with their respective heirs, successors and assigns.

     This Assignment is made and delivered to Assignee without warranty of title, express or implied.

     This Assignment is made subject to the terms and provisions of that certain Worland Area Purchase and Sale Agreement dated June 25, 1998 between Assignor and Assignee.

     IN WITNESS WHEREOF, this Assignment is executed this ______ day of July, 1998.



CONTINENTAL RESOURCES, INC.



By: ____________________________
    Tom Luttrell
    Vice President - Land



STATE OF OKLAHOMA    )
                     )
COUNTY OF GARFIELD   )

     Before me, the undersigned Notary Public in and for said County and State, on this ____ day of July, 1998 personally appeared Tom Luttrell who executed the foregoing document as Vice-President-Land for Continental Resources, Inc., an Oklahoma Corporation, who acknowledged to me that he executed same as his free and voluntary act and deed on behalf of said Corporation.

My commission expires:


-------------------------------        -------------------------------
                                       Notary Public

                                     EXHIBIT "D"

52N/94W                            44N/91W
52N/93W                            44N/90W
52N/92W                            43N/94W
52N/91W                            43N/93W
52N/90W                            43N/92W
51N/94W                            43N/91W
51N/93W                            43N/90W
51N/92W
51N/91W
51N/90W
50N/94W
50N/93W
50N/92W
50N/91W
50N/90W
49N/94W
49N/93W
49N/92W
49N/91W
49N/90W
48N/94W
48N/93W
48N/92.5W
48N/92W
48N/91W
48N/90W
47N/94W
47N/93W
47N/92.5W
47N/92W
47N/91W
47N/90W
46N/94W
46N/93W
46N/92W
46N/91W
46N/90W
45N/94W
45N/93W
45N/92W
45N/91W
45N/90W
44N/94W
44N/93W
44N/92W